UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04989

Exact name of registrant as specified in charter:	Voyageur Mutual Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2017

Item 1. Reports to Stockholders

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2017

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

MIM is the marketing name for the registered investment advisers including Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Bank International Limited, Macquarie Investment Management Europe Limited, Macquarie Investment Management Limited, and Macquarie Capital Investment Management, Inc.

The Funds are distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2017, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2017 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review
Delaware state tax-free funds	September 12, 2017

Performance preview (for the year ended August 31, 2017)
Delaware Tax-Free Arizona Fund (Institutional Class shares)	1-year return	+0.40%
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+0.24%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.88%
Lipper Other States Municipal Debt Funds Average	1-year return	-0.22%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 12 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Institutional Class shares)	1-year return	+0.89%
Delaware Tax-Free California Fund (Class A shares)	1-year return	+0.63%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.88%
Lipper California Municipal Debt Funds Average	1-year return	+0.01%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 13.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Please see page 16 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Institutional Class shares)	1-year return	+0.51%
Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+0.26%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.88%
Lipper Other States Municipal Debt Funds Average	1-year return	-0.22%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 17.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware state tax-free funds

Delaware Tax-Free Idaho Fund (Institutional Class shares)	1-year return	+0.71%
Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+0.47%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.88%
Lipper Other States Municipal Debt Funds Average	1-year return	-0.22%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 21.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 24 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Institutional Class shares)	1-year return	+0.29%
Delaware Tax-Free New York Fund (Class A shares)	1-year return	+0.05%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.88%
Lipper New York Municipal Debt Funds Average	1-year return	+0.21%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 25.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Please see page 28 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Institutional Class shares)	1-year return	+0.73%
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+0.48%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.88%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+0.30%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 29.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Pennsylvania Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt).

Please see page 32 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Economic backdrop

The US economy continued its slow but steady expansion throughout the Funds’ fiscal year ended Aug. 31, 2017. The country’s gross domestic product (GDP) – a measure of national economic output – grew by an annualized 2.8% in the third quarter of 2016 and 1.8% in the fourth quarter. In the first two quarters of 2017, US GDP increased by 1.2% and 3.0%, respectively. Meanwhile, the employment picture continued to improve, with the national unemployment rate falling to 4.4% at the end of the fiscal year, down a half percentage point from September 2016. (Source: US Commerce Department.)

This combination of consistent economic growth, an improving employment picture, and manageable inflation led the US Federal Reserve to raise its benchmark short-term interest rate by 0.25 percentage points on three separate occasions – in December, March, and June — bringing the federal funds rate to a range of 1.00%–1.25%, up from 0.25%–0.50% to start the fiscal year.

Municipal bond market conditions

In the first half of the Funds’ fiscal year, conditions were generally challenging for municipal bond investors. Initially, an increase in supply relative to demand for municipal securities tended to push down the prices of bonds and lift their yields (a bond’s price and yield move in opposite directions). In the fourth quarter of 2016, conditions dramatically worsened, especially following the US elections in November 2016. With the presidential victory of Donald Trump, expectations grew that Republicans would be able to swiftly execute their priority of cutting taxes, thus making tax-exempt bonds less compelling for residents of high-tax states.

Market conditions began to stabilize several weeks after the election, however. This stabilization continued throughout the rest of the Funds’ fiscal year, as the likelihood of a rapid,

transformative change in tax policy appeared to diminish. Coupled with tighter supply, the tax-exempt bond market generally strengthened through August 2017.

Against this backdrop, the municipal bond yield curve steepened, meaning that yields on long-term municipal bonds rose more quickly than those on short-dated municipal bonds, while longer-dated bonds tended to underperform shorter-dated issues.

The following table shows municipal bond returns by maturity for the 12 months ended Aug. 31, 2017:

Returns by maturity

5 years	1.44%
10 years	1.06%
22+ years	0.42%

Source: Bloomberg

Meanwhile, in continuation of a trend now in place for several years, lower-rated bonds generally outperformed their higher-quality counterparts. This trend is evident in the following table, which indicates municipal bond performance by credit quality rating for the Funds’ fiscal year:

Returns by credit rating

AAA	0.58%
AA	0.75%
A	1.06%
BBB	1.91%
BB and below	2.25%

Source: Bloomberg

Among the market’s strong-performing sectors, tobacco bonds led the way, as their credit spreads continued to narrow, and investors seemed increasingly comfortable assuming the credit risk inherent in these often lower-rated securities. Meanwhile, bonds issued by Puerto Rico, which, like tobacco bonds, tended to be found in the high yield municipal bond universe, struggled during the fiscal year as concerns mounted about the US territory’s credit quality.

Portfolio management review

Delaware state tax-free funds

Economic backdrop in the states

Arizona’s diverse state economy still continues to recover from the global financial crisis. The rise in population prior to the crisis overly exposed its real estate market and construction industry. August 2017 nonfarm employment of 2.75 million was up 1.3% from a year earlier. Despite a significant improvement over prior years, the state’s unemployment rate as of August 2017 remained elevated at 5.0%, which was above the national average rate of 4.4%. Arizona’s per-capita personal income levels are also below average, at only 82% of the national level. Fiscal 2017 General Fund revenues totaled $9.5 billion, a 0.2% increase over 2016 but 0.2% below budget estimates. Individual income tax revenue grew 4.1% in 2017, sales tax revenue increased 4.5%, and corporate tax revenue decreased 35.5%. The state ended fiscal 2017 with a preliminary ending fund balance of $229 million and Budget Stabilization Fund balance of $460 million. Arizona enacted a $9.82 billion fiscal 2018 General Fund budget, which represents a 4.8% increase over 2017. Revenues are expected to grow 4.3% to total $9.85 billion. The budget includes increased funding for education and healthcare, and an increase in the minimum wage. (Source: bls.gov, bea.gov, ncsl.org, Arizona Office of Strategic Planning Budgeting, Arizona Joint Legislative Budget Committee.)

California enjoys a large, diverse, and wealthy economy that mirrors that of the United States. In 2016, the state’s real GDP was $2.6 trillion, making California the sixth largest economy in the world. The August 2017 nonfarm employment of 16.78 million was up 1.6% from a year earlier. The unemployment rate improved in August 2017 to 5.1%, but still remains above the national rate of 4.4%. California’s per-capita personal income remained strong at 111% of the national average. Fiscal 2016 General Fund revenues rose 2.7% year-over-year to total $122.00 billion, which was 0.2% below the budget forecasts. Personal income taxes rose 4.1% in fiscal 2017 to total $82.7 billion, but were 0.2% below projections. Sales-and-use tax receipts declined 0.3% but were 0.5% above estimates. Corporate income taxes increased 4.4% but were 2.7% below budget. California ended fiscal 2017 with a $1.6 billion General Fund balance and had a $6.7 billion Rainy Day Fund. The California legislature enacted a $125.1 billion General Fund budget for fiscal 2018, representing a 3% increase over 2017. General Fund revenues are expected to total $125.9 billion, a 6.2% increase over 2017. The budget calls for personal income and corporate taxes to increase 6.8% and 6.7%, respectively. It calls for roughly flat sales tax revenues. The state is expecting to end fiscal 2018 with a General Fund balance of $2.4 billion and a Rainy Day Fund of $8.5 billion. (Source: bls.gov, bea.gov, ncsl.org, ebudget.ca.gov.)

Colorado’s economy is diverse, with below-average employment in manufacturing and a variety of service sector strengths. August 2017 nonfarm employment of 2.66 million was up 1.8% from a year earlier. Colorado’s unemployment rate in August 2017 was 2.4%, much lower than the national rate of 4.4%. Colorado is a relatively wealthy state, with per-capita personal income levels equal to 106% of the US average. Total estimated General Fund revenues for fiscal year 2017 were $10.3 billion, a 3.4% increase over fiscal 2016. Individual income tax revenues rose 3.6% in fiscal 2017. Corporate income taxes fell 21.9% in 2017 while sales-and-use tax collections increased 6.5% in 2017. Colorado’s legislature enacted a $10.9 billion General Fund budget for 2018, which represents a 3.7% increase over the prior year. Income tax collections are expected to increase at a stronger rate of 7.8% while sales-and-use tax revenue is expected to increase 10.7%. Corporate income tax collections are expected to increase 4.2%. This would be the first increase since fiscal 2014. (Source: bls.gov, bea.gov, ncsl.org, Colorado Office of State

Planning and Budgeting, Colorado Joint Budget Committee.)

Idaho’s economy has expanded and diversified in recent years, benefiting from population growth. Despite this diversification, an above-average dependence on the natural resource sector remains. The August 2017 nonfarm employment of 714,100 was up 2.2% from a year earlier. The unemployment rate in August 2017 was 2.9%, well below the national rate of 4.4%. Idaho’s General Fund fiscal 2017 revenues totaled $3.45 billion. Total revenues came in 2.8% above budget and 8.3% above the prior year. Individual income taxes came in 3.8% above budget while corporate and sales taxes came in 5.7% and 0.2% above budget, respectively. The Idaho legislature enacted a $3.45 billion fiscal 2018 General Fund budget, which represents a 5.5% increase over fiscal 2017. The three largest portions of the budget are public school support (49%), Medicaid (16%), and higher education (10%). Total General Fund revenues are forecasted to increase 5.7% to total $3.5 billion in fiscal 2018. (Source: bls.gov, bea.gov, ncsl.org, Idaho Division of Financial Management.)

New York has a mature, broad-based, and wealthy economy that attracts a highly educated and global workforce. August 2017 nonfarm employment of 9.55 million was up 1.4% from a year earlier. The unemployment rate in August 2017 was 4.8%, slightly above the national rate of 4.4%. Total receipts for the General Fund for fiscal 2017 came in at $66.9 billion, down 4% from fiscal 2016 and 1.6% below budget. Personal income tax receipts were $42.8 billion in fiscal 2017, 0.3% above budget forecasts. Sales tax revenues totaled $12.64 billion in 2017, about 0.2% above consensus projections. Corporate income taxes were the largest drag on General Fund revenues, coming in at $4.76 billion in fiscal 2017 versus budget projections of $5.6 billion. General Fund expenditures totaled $68 billion in fiscal 2017, 2.3% below the revised budget forecast. The state ended fiscal 2017 with a Budgetary General Fund balance of $7.2 billion, down from $8.9 billion in fiscal 2016. New York’s legislature enacted a $71.2 billion General Fund budget for 2018, representing a 4.6% increase over the prior year’s budget. Through the first three months of fiscal 2018, revenues totaled $17.6 billion, which was roughly in line with estimates. Expenditures were running 2.4% below budget. (Source: bls.gov, bea.gov, ncsl.org, New York Division of the Budget, Office of the New York State Comptroller.)

Pennsylvania has a diverse, broad, and relatively stable economy, with per-capita personal income levels slightly above the national average (103%), supported by its large health and higher education sectors. August 2017 nonfarm employment of 5.95 million was up 1.0% from a year earlier. The monthly unemployment rate in August 2017 was 4.9%, slightly higher than the national rate of 4.4% but down from the prior year. Pennsylvania’s General Fund tax collections totaled $31.7 billion in fiscal 2017, 3.4% below estimates but 2.6% above the prior year. Sales tax receipts were 2.0% below budget, personal income collections were 3.0% below budget, and corporate tax revenues were 6.6% below budget projections. The state passed a $32 billion General Fund appropriations bill for fiscal year 2018. However, the bill had a $2.2 billion gap. The state legislature has yet to agree on a $2.2 billion revenue package to fund the budget. (Source: bls.gov, bea.gov, ncsl.org, Pennsylvania Office of the Budget, Pennsylvania Department of Revenue.)

Focused on credit research

For the six Funds profiled in this report, we maintained a consistent management strategy. We do this regardless of underlying market conditions. We have a bottom-up investment approach, meaning we evaluate potential bond holdings one at a time. Working closely with our team’s municipal analysts, we conduct thorough research to find securities offering what we see as a

Portfolio management review

Delaware state tax-free funds

desirable trade-off between income and credit risk.

Following this approach, to the extent possible in each state’s municipal bond marketplace, we are often led to bonds rated lower investment grade or below investment grade, where we look to find value for shareholders. During the fiscal year, a substantial portion of the net assets of all six Funds was invested in bonds rated A and BBB, the two lowest rating tiers of the investment grade bond universe.

In addition, the Funds had allocations to high yield municipal bonds, specifically those with credit ratings below BBB. By prospectus, the Funds are able to invest in these credit tiers, and we pay close attention to credit risk when selecting securities, focusing on those providing what we see as sufficiently high yields for the risk.

Portfolio positioning

Throughout the fiscal year, we maintained a roughly neutral duration – or sensitivity to changes in interest rates – relative to the Funds’ benchmark, the Bloomberg Barclays Municipal Bond Index, seeking to add value through bond selection rather than by managing interest rate exposure.

When the municipal bond market sold off in the fourth quarter of 2016, we believed that the decline in bond prices was significantly greater than justified. Accordingly, we took advantage of opportunities to invest in bonds we liked at prices we saw as undeservedly low relative to their credit risk. As the fiscal period progressed, and the market became less concerned about the near-term likelihood of federal tax reform, many of these securities regained a portion of their lost value, adding to the Funds’ results.

Since the market recovered, we found it somewhat more challenging to find similarly attractively priced bonds. Accordingly, we became increasingly selective in our purchases, searching for bonds that offered yields sufficiently high to compensate us for their credit risk.

Particularly in calendar year 2017, we positioned the Funds’ portfolios for a flattening yield curve, because we anticipated that longer-duration bonds would outperform shorter-dated bonds. This view reflected our expectation for continued solid economic growth and subdued inflation – factors that we believed could put a ceiling on long-term interest rates and support the Funds’ positioning.

Individual performance contributors

The strongest-performing bond issue in Delaware Tax-Free Arizona Fund was Great Hearts Academies, a network of charter schools primarily in the Phoenix area. These bonds were refunded during the fiscal year and thus experienced a meaningful increase in their prices. Bonds for Puerto Rico’s Hospital Auxilio Mutuo also contributed to Delaware Tax-Free Arizona Fund’s performance as well as that of Delaware Tax-Free Colorado Fund and Delaware Tax-Free Idaho Fund. Even before the fiscal year began, we had eliminated nearly all of the Funds’ exposure to Puerto Rico debt because of uncertainty surrounding the territory’s credit quality. These investment grade-rated bonds were the exception, however, as we continued to see potential there.

As stated previously, tobacco-securitization bonds, especially lower-rated issues, were strong performers overall. Accordingly, in Delaware Tax-Free California Fund, the strongest-performing security in absolute terms was a zero-coupon Golden State tobacco bond issue. These bonds returned more than 20% for the Fund. A portion of the Golden State Tobacco bonds were refunded which benefited the remaining securities left outstanding. Bonds issued for Lancer Plaza, a student-housing project of California Baptist University in Riverside, also contributed to Delaware Tax-Free California Fund’s results.

These bonds received a favorable pricing adjustment and returned more than 6%.

In Delaware Tax-Free Colorado Fund, Eaton Area Park & Recreation District bonds added to results. These nonrated bonds continued to gain in value as credit spreads tightened and investors became increasingly comfortable assuming credit risk. These bonds returned more than 6% for the fiscal year.

Meanwhile, in Delaware Tax-Free Idaho Fund, Power County Development Authority solid-waste bonds for FMC Corporation were meaningful contributors. The bonds, which were called during the fiscal period, earned a total return of more than 6%.

In Delaware Tax-Free New York Fund, the leading performers were senior housing bonds for The Hamlet at Wallkill, which were refunded during the fiscal year. Meanwhile, an investment in bonds for Brighter Choice Charter Schools in Albany also added value. Coming into the fiscal year, this charter school had been put on probation following management missteps. More recently, however, the school’s credit rating has been reaffirmed and its probationary status lifted — factors that lifted the bonds’ price.

The strongest individual performer in Delaware Tax-Free Pennsylvania Fund was an investment in Northampton County tax increment financing district bonds for the Route 33 project in eastern Pennsylvania. These nonrated bonds experienced improved credit quality and returned more than 11%. Monroe County bonds for Pocono Medical Center also contributed to the Fund’s results. These bonds benefited from being pre-refunded during the fiscal period. Such a situation often generates an immediate price increase, as the bonds become backed by escrowed short-term US government securities and effectively experience an increase in credit quality.

Individual performance detractors

In Delaware Tax-Free Arizona Fund, Edkey charter school bonds were the Fund’s weakest individual performers. These securities declined in value in response to the issuer’s operating difficulties. A bond issue for Hassayampa Academic Village, a residential housing project at Arizona State University, also detracted. These relatively highly rated bonds were hurt by their 14-year maturity dates, which put them in a weaker segment of the yield curve.

The largest individual detractors in Delaware Tax-Free California Fund consisted of lower-investment-grade rated bonds issued for an expansion project at the Culinary Institute of America, and municipal lease bonds for Sanford Burnham Prebys Medical Discovery Institute, a medical research institution located in La Jolla, Calif., and Orlando, Fla. Both issues declined more than 3%.

In Delaware Tax-Free Colorado Fund, highly rated Colorado single-family housing bonds declined more than 4%, as the bonds were partially called at their face value during the fiscal year. The Fund’s investment in Castle Rock Water bonds, a highly rated issue that returned -3%, also weighed on performance.

Guam Waterworks Authority bonds hampered Delaware Tax-Free Idaho Fund and Delaware Tax-Free Pennsylvania Fund. As concern mounted about the credit quality of Puerto Rico and the US Virgin Islands, bonds issued by another US territory, Guam, declined in sympathy. We had more confidence in Guam’s underlying credit quality, however, and further liked that the Guam Waterworks bonds were backed by a strong covenant. In Delaware Tax-Free Idaho Fund, bonds of North Star Charter School also detracted. This issue experienced a pricing change during the fiscal period, resulting in a total return of -3%.

Portfolio management review

Delaware state tax-free funds

Also in Delaware Tax-Free Pennsylvania Fund, bonds issued for the Foulkeways at Gwynedd senior housing project hampered results. These lower-investment-grade bonds were hurt by rising interest rates during the 12-month period.

Of final note, our weakest performers in Delaware Tax-Free New York Fund were bonds issued for St. Lawrence University and hospital bonds for Catholic Health System in Buffalo, both of which declined more than 2%. These lower-investment-grade bonds were disadvantaged by their respective maturity dates of 2043 and 2035, which positioned them in an underperforming part of the yield curve.

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+0.24%	+2.86%	+4.32%	+5.32%
Including sales charge	-4.30%	+1.91%	+3.84%	+5.13%
Class C (Est. May 26, 1994)
Excluding sales charge	-0.59%	+2.09%	+3.55%	+4.11%
Including sales charge	-1.56%	+2.09%	+3.55%	+4.11%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+0.40%	n/a	n/a	+5.52%
Including sales charge	+0.40%	n/a	n/a	+5.52%
Bloomberg Barclays Municipal Bond Index	+0.88%	+3.23%	+4.73%	+4.81%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free Arizona Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2016 through Aug. 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2015, through Dec. 29, 2017.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2007, through Aug. 31, 2017

For period beginning Aug. 31, 2007, through Aug. 31, 2017	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,870
Delaware Tax-Free Arizona Fund — Class A shares	$9,550	$14,582

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2017

For period beginning Dec. 31, 2013, through Aug. 31, 2017	Starting value	Ending value
Delaware Tax-Free Arizona Fund — Institutional Class shares	$10,000	$12,178
Bloomberg Barclays Municipal Bond Index	$10,000	$11,882

Performance summaries

Delaware Tax-Free Arizona Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2007, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2007.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 12.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

Performance summaries
Delaware Tax-Free California Fund	August 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+0.63%	+3.65%	+5.09%	+5.58%
Including sales charge	-3.87%	+2.69%	+4.61%	+5.37%
Class C (Est. April 9, 1996)
Excluding sales charge	-0.12%	+2.87%	+4.31%	+4.73%
Including sales charge	-1.09%	+2.87%	+4.31%	+4.73%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+0.89%	n/a	n/a	+6.20%
Including sales charge	+0.89%	n/a	n/a	+6.20%
Bloomberg Barclays Municipal Bond Index	+0.88%	+3.23%	+4.73%	+4.81%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 14. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free California Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.57% of the Fund’s average daily net assets during the period from Sept. 1, 2016 through Aug. 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.01%	1.76%	0.76%
Net expenses (including fee waivers, if any)	0.82%	1.57%	0.57%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this . report is from Dec. 29, 2015, through Dec. 29, 2017.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2007, through Aug. 31, 2017

For period beginning Aug. 31, 2007, through Aug. 31, 2017	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,870
Delaware Tax-Free California Fund — Class A shares	$9,550	$15,690

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2017

For period beginning Dec. 31, 2013, through Aug. 31, 2017	Starting value	Ending value
Delaware Tax-Free California Fund — Institutional Class shares	$10,000	$12,467
Bloomberg Barclays Municipal Bond Index	$10,000	$11,882

Performance summaries

Delaware Tax-Free California Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2007, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2007.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 14. Please note additional details on pages 13 through 16.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+0.26%	+2.98%	+4.45%	+5.77%
Including sales charge	-4.26%	+2.03%	+3.97%	+5.61%
Class C (Est. May 6, 1994)
Excluding sales charge	-0.48%	+2.21%	+3.68%	+4.20%
Including sales charge	-1.45%	+2.21%	+3.68%	+4.20%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+0.51%	n/a	n/a	+5.71%
Including sales charge	+0.51%	n/a	n/a	+5.71%
Bloomberg Barclays Municipal Bond Index	+0.88%	+3.23%	+4.73%	+4.81%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free Colorado Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2016 through Aug. 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2015, through Dec. 29, 2017.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2007, through Aug. 31, 2017

For period beginning Aug. 31, 2007, through Aug. 31, 2017	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,870
Delaware Tax-Free Colorado Fund — Class A shares	$9,550	$14,757

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2017

For period beginning Dec. 31, 2013, through Aug. 31, 2017	Starting value	Ending value
Delaware Tax-Free Colorado Fund — Institutional Class shares	$10,000	$12,256
Bloomberg Barclays Municipal Bond Index	$10,000	$11,882

Performance summaries

Delaware Tax-Free Colorado Fund

1The “Performance of a $10,000 investment” graph for Class A assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2007, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2007.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 17 through 20.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+0.47%	+1.98%	+3.77%	+4.90%
Including sales charge	-4.09%	+1.04%	+3.30%	+4.69%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	-0.29%	+1.22%	+3.00%	+4.09%
Including sales charge	-1.27%	+1.22%	+3.00%	+4.09%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+0.71%	n/a	n/a	+4.58%
Including sales charge	+0.71%	n/a	n/a	+4.58%
Bloomberg Barclays Municipal Bond Index	+0.88%	+3.23%	+4.73%	+4.81%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free Idaho Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.61% of the Fund’s average daily net assets during the period from Sept. 1, 2016 through Aug. 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.99%	1.74%	0.74%
(without fee waivers)
Net expenses	0.86%	1.61%	0.61%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2015 through Dec. 29, 2017.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2007, through Aug. 31, 2017

For period beginning Aug. 31, 2007, through Aug. 31, 2017	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,870
Delaware Tax-Free Idaho Fund — Class A shares	$9,550	$13,833

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2017

For period beginning Dec. 31, 2013, through Aug. 31, 2017	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$11,882
Delaware Tax-Free Idaho Fund — Institutional Class shares	$10,000	$11,782

Performance summaries

Delaware Tax-Free Idaho Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2007, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2007.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 24.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+0.05%	+3.17%	+4.88%	+5.67%
Including sales charge	-4.42%	+2.23%	+4.39%	+5.50%
Class C (Est. April 26, 1995)
Excluding sales charge	-0.71%	+2.40%	+4.09%	+4.06%
Including sales charge	-1.67%	+2.40%	+4.09%	+4.06%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+0.29%	n/a	n/a	+5.78%
Including sales charge	+0.29%	n/a	n/a	+5.78%
Bloomberg Barclays Municipal Bond Index	+0.88%	+3.23%	+4.73%	+4.81%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 26. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free New York Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.55% of the Fund’s average daily net assets during the period from Sept. 1, 2016 through Aug. 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.02%	1.77%	0.77%
(without fee waivers)
Net expenses	0.80%	1.55%	0.55%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2015, through Dec. 29, 2017.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2007, through Aug. 31, 2017

For period beginning Aug. 31, 2007, through Aug. 31, 2017	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,870
Delaware Tax-Free New York Fund — Class A shares	$9,550	$15,369

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2017

For period beginning Dec. 31, 2013, through Aug. 31, 2017	Starting value	Ending value
Delaware Tax-Free New York Fund — Institutional Class shares	$10,000	$12,289
Bloomberg Barclays Municipal Bond Index	$10,000	$11,882

Performance summaries

Delaware Tax-Free New York Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2007, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2007.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 26. Please note additional details on pages 25 through 28.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

Performance summaries
Delaware Tax-Free Pennsylvania Fund	August 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+0.48%	+3.05%	+4.56%	+5.59%
Including sales charge	-4.09%	+2.09%	+4.08%	+5.46%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-0.27%	+2.27%	+3.76%	+3.76%
Including sales charge	-1.24%	+2.27%	+3.76%	+3.76%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+0.73%	n/a	n/a	+5.58%
Including sales charge	+0.73%	n/a	n/a	+5.58%
Bloomberg Barclays Municipal Bond Index	+0.88%	+3.23%	+4.73%	+4.81%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 30. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s

Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that

Performance summaries

Delaware Tax-Free Pennsylvania Fund

contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2016 through Aug. 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.94%	1.70%	0.70%
(without fee waivers)
Net expenses	0.88%	1.64%	0.64%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2015, through Dec. 29, 2017.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2007, through Aug. 31, 2017

For period beginning Aug. 31, 2007, through Aug. 31, 2017	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,870
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$14,918

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2017

For period beginning Dec. 31, 2013, through Aug. 31, 2017	Starting value	Ending value
Delaware Tax-Free Pennsylvania Fund — Institutional Class shares	$10,000	$12,200
Bloomberg Barclays Municipal Bond Index	$10,000	$11,882

Performance summaries

Delaware Tax-Free Pennsylvania Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2007, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2007.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 30. Please note additional details on pages 29 through 32.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

Disclosure of Fund expenses

For the six-month period from March 1, 2017 to August 31, 2017 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2017 to Aug. 31, 2017.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from March 1, 2017 to August 31, 2017 (Unaudited)

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratio	Expenses Paid During Period 3/1/17 to 8/31/17*

Actual Fund return†
Class A	$1,000.00	$1,030.70	0.84%	$4.30
Class C	1,000.00	1,026.80	1.59%	8.12
Institutional Class	1,000.00	1,032.00	0.59%	3.02

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free California Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratio	Expenses Paid During Period 3/1/17 to 8/31/17*

Actual Fund return†
Class A	$1,000.00	$1,039.70	0.82%	$4.22
Class C	1,000.00	1,035.80	1.57%	8.06
Institutional Class	1,000.00	1,041.00	0.57%	2.93

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.07	0.82%	$4.18
Class C	1,000.00	1,017.29	1.57%	7.98
Institutional Class	1,000.00	1,022.33	0.57%	2.91

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratio	Expenses Paid During Period 3/1/17 to 8/31/17*

Actual Fund return†
Class A	$1,000.00	$1,034.80	0.84%	$4.31
Class C	1,000.00	1,030.90	1.59%	8.14
Institutional Class	1,000.00	1,036.10	0.59%	3.03

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free Idaho Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratio	Expenses Paid During Period 3/1/17 to 8/31/17*

Actual Fund return†
Class A	$1,000.00	$1,031.40	0.86%	$4.40
Class C	1,000.00	1,027.50	1.61%	8.23
Institutional Class	1,000.00	1,031.70	0.61%	3.12

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.87	0.86%	$4.38
Class C	1,000.00	1,017.09	1.61%	8.19
Institutional Class	1,000.00	1,022.13	0.61%	3.11

Disclosure of Fund expenses

For the six-month period from March 1, 2017 to August 31, 2017 (Unaudited)

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratio	Expenses Paid During Period 3/1/17 to 8/31/17*

Actual Fund return†
Class A	$1,000.00	$1,035.20	0.80%	$4.10
Class C	1,000.00	1,031.40	1.55%	7.94
Institutional Class	1,000.00	1,036.50	0.55%	2.82

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class C	1,000.00	1,017.39	1.55%	7.88
Institutional Class	1,000.00	1,022.43	0.55%	2.80

Delaware Tax-Free Pennsylvania Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratio	Expenses Paid During Period 3/1/17 to 8/31/17*

Actual Fund return†
Class A	$1,000.00	$1,034.30	0.88%	$4.51
Class C	1,000.00	1,030.40	1.64%	8.39
Institutional Class	1,000.00	1,035.60	0.64%	3.28

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class C	1,000.00	1,016.94	1.64%	8.34
Institutional Class	1,000.00	1,021.98	0.64%	3.26

*“	Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector / state / territory allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.13%
Corporate Revenue Bonds	9.42%
Education Revenue Bonds	28.51%
Electric Revenue Bonds	2.93%
Healthcare Revenue Bonds	16.89%
Lease Revenue Bonds	5.07%
Local General Obligation Bonds	1.11%
Pre-Refunded Bonds	10.23%
Special Tax Revenue Bonds	10.39%
Transportation Revenue Bonds	7.21%
Water & Sewer Revenue Bonds	7.37%
Short-Term Investment	0.13%
Total Value of Securities	99.26%
Receivables and Other Assets Net of Liabilities	0.74%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Arizona	96.54%
Guam	1.67%
Puerto Rico	1.05%
Total Value of Securities	99.26%

Security type / sector allocations
Delaware Tax-Free California Fund	As of August 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds	98.45%
Corporate Revenue Bonds	5.10%
Education Revenue Bonds	18.52%
Electric Revenue Bonds	1.80%
Healthcare Revenue Bonds	19.99%
Housing Revenue Bonds	4.03%
Lease Revenue Bonds	13.71%
Local General Obligation Bonds	3.16%
Pre-Refunded Bonds	5.75%
Resource Recovery Revenue Bond	1.11%
Special Tax Revenue Bonds	1.15%
State General Obligation Bonds	11.79%
Transportation Revenue Bonds	8.80%
Water & Sewer Revenue Bonds	3.54%
Short-Term Investment	1.01%
Total Value of Securities	99.46%
Receivables and Other Assets Net of Liabilities	0.54%
Total Net Assets	100.00%

Security type / sector / state / territory allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.32%
Corporate Revenue Bond	1.24%
Education Revenue Bonds	12.53%
Electric Revenue Bonds	3.32%
Healthcare Revenue Bonds	25.58%
Housing Revenue Bonds	0.16%
Lease Revenue Bonds	4.23%
Local General Obligation Bonds	14.22%
Pre-Refunded Bonds	7.11%
Special Tax Revenue Bonds	18.40%
Transportation Revenue Bonds	10.74%
Water & Sewer Revenue Bonds	0.79%
Short-Term Investments	0.65%
Total Value of Securities	98.97%
Receivables and Other Assets Net of Liabilities	1.03%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Colorado	95.88%
Guam	1.54%
Puerto Rico	1.02%
US Virgin Islands	0.53%
Total	98.97%

Security type / sector / state / territory allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.36%
Corporate Revenue Bonds	2.94%
Education Revenue Bonds	11.36%
Electric Revenue Bond	2.06%
Healthcare Revenue Bonds	13.21%
Housing Revenue Bonds	1.42%
Lease Revenue Bonds	9.23%
Local General Obligation Bonds	29.82%
Pre-Refunded Bonds	8.22%
Special Tax Revenue Bonds	15.66%
Transportation Revenue Bonds	4.11%
Water & Sewer Revenue Bond	0.33%
Short-Term Investment	0.90%
Total Value of Securities	99.26%
Receivables and Other Assets Net of Liabilities	0.74%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	2.92%
Idaho	93.86%
Puerto Rico	1.01%
US Virgin Islands	1.47%
Total	99.26%

Security type / sector / state / territory allocations
Delaware Tax-Free New York Fund	As of August 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.69%
Corporate Revenue Bonds	6.55%
Education Revenue Bonds	21.39%
Electric Revenue Bonds	3.32%
Healthcare Revenue Bonds	15.68%
Lease Revenue Bonds	7.61%
Local General Obligation Bonds	4.83%
Pre-Refunded Bonds	8.15%
Special Tax Revenue Bonds	17.69%
State General Obligation Bonds	0.72%
Transportation Revenue Bonds	9.73%
Water & Sewer Revenue Bonds	3.02%
Short-Term Investments	0.50%
Total Value of Securities	99.19%
Receivables and Other Assets Net of Liabilities	0.81%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.29%
New York	98.90%
Total Value of Securities	99.19%

Security type / sector / state / territory allocations
Delaware Tax-Free Pennsylvania Fund	As of August 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.91%
Corporate Revenue Bonds	4.58%
Education Revenue Bonds	19.51%
Electric Revenue Bond	0.62%
Healthcare Revenue Bonds	24.67%
Housing Revenue Bonds	1.77%
Lease Revenue Bonds	3.60%
Local General Obligation Bonds	8.03%
Pre-Refunded/Escrowed to Maturity Bonds	18.71%
Resource Recovery Revenue Bonds	0.90%
Special Tax Revenue Bonds	2.56%
Transportation Revenue Bonds	9.62%
Water & Sewer Revenue Bonds	4.34%
Short-Term Investment	0.04%
Total Value of Securities	98.95%
Receivables and Other Assets Net of Liabilities	1.05%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Pennsylvania Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	1.08%
Pennsylvania	97.87%
Total Value of Securities	98.95%

Schedules of investments
Delaware Tax-Free Arizona Fund	August 31, 2017

	Principal amount°	Value (US $)

Municipal Bonds – 99.13%

Corporate Revenue Bonds – 9.42%
Maricopa County Pollution Control
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 ●	1,500,000	$1,631,895
(Southern California Education Co.) Series A 5.00% 6/1/35	2,400,000	2,612,400
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	2,000,000	2,150,040
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	870,000	1,062,427

		7,456,762

Education Revenue Bonds – 28.51%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,601,340
Arizona Industrial Development Authority Revenue
(Academies of Math & Science Projects) Series A 5.00% 7/1/51	1,000,000	1,118,530
(American Charter Schools Foundation Project) 144A
6.00% 7/1/47 #	400,000	428,816
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project)
4.50% 7/1/24	1,000,000	1,056,560
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	713,118
5.125% 5/15/40	1,305,000	1,421,328
Maricopa County Industrial Development Authority Revenue
(Greathearts Arizona Projects) Series A 5.00% 7/1/52	725,000	829,037
(Paradise Schools Projects) 144A 5.00% 7/1/36 #	500,000	518,765
(Reid Traditional Schools Projects) 5.00% 7/1/47	785,000	826,165
McAllister Academic Village Revenue
(Arizona State University Hassayampa Academic Village Project) 5.00% 7/1/31	1,000,000	1,161,310
Northern Arizona University
5.00% 6/1/36	475,000	527,179
5.00% 6/1/41	1,240,000	1,376,214
Phoenix Industrial Development Authority
(Basis School Projects) 144A 5.00% 7/1/35 #	1,000,000	1,048,790
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,326,113
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	507,680

Schedules of investments
Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Phoenix Industrial Development Authority
(Great Hearts Academic Project) 5.00% 7/1/46	1,000,000	$1,075,680
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,173,000
Pima County Industrial Development Authority Education Revenue
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	849,390
(Tucson Country Day School Project) 5.00% 6/1/37	750,000	702,533
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation) Series A 5.00% 7/15/27 (AMBAC)	980,000	981,980
University of Arizona Board of Rights
Series A 5.00% 6/1/25-22 §	1,000,000	1,165,410
Series A 5.00% 6/1/38	1,000,000	1,149,260

		22,558,198

Electric Revenue Bonds – 2.93%
Salt River Project Agricultural Improvement & Power
District Electric System Revenue
Series A 5.00% 12/1/30	1,000,000	1,154,160
Series A 5.00% 12/1/45	1,000,000	1,167,440

		2,321,600

Healthcare Revenue Bonds – 16.89%
Arizona Health Facilities Authority Hospital System Revenue
(Banner Health)
Series A 5.00% 1/1/43	1,500,000	1,652,400
Series A 5.00% 1/1/44	1,000,000	1,125,590
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,071,595
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	1,000,000	1,131,490
Glendale Industrial Development Authority Revenue
(Glencroft Retirement Community Project) 5.00% 11/15/36	270,000	268,005
Maricopa County Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	2,500,000	2,681,875
Maricopa County Industrial Development Authority Senior Living Facility Revenue
(Christian Care Surprise Project) 144A 6.00% 1/1/48 #	405,000	406,166
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	790,000	832,660
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,285,104

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center) Series A 5.25% 8/1/33	2,000,000	$2,236,500
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center)
Series A 5.00% 8/1/32	295,000	333,565
Series A 5.25% 8/1/32	300,000	344,496

		13,369,446

Lease Revenue Bonds – 5.07%
Arizona Certificates of Participation Department Administration
Series A 5.25% 10/1/25 (AGM)	1,500,000	1,629,555
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,002,880
Arizona Sports & Tourism Authority Senior Revenue
(Multipurpose Stadium Facility) Series A 5.00% 7/1/36	350,000	378,154
Maricopa County Industrial Development Authority
Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,002,090

		4,012,679

Local General Obligation Bonds – 1.11%
Chandler
5.00% 7/1/23	500,000	605,010
Pinal County Community College District
4.00% 7/1/31	250,000	272,917

		877,927

Pre-Refunded Bonds – 10.23%
Arizona State University
Series C 5.50% 7/1/25-20 §	330,000	372,072
Coconino & Yavapai Counties Joint Unified School District No. 9
(Sedona Oak Creek School Improvement Project of 2007) Series B 5.375% 7/1/28-19 §	1,350,000	1,460,875
Phoenix Industrial Development Authority
(Great Hearts Academic Project)
6.30% 7/1/42-21 §	500,000	595,455
6.40% 7/1/47-21 §	500,000	597,320
Pinal County Electric District No. 3
5.25% 7/1/41-21 §	2,000,000	2,316,400

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
University Medical Center Hospital Revenue
6.50% 7/1/39-19 §	2,500,000	$2,753,475

		8,095,597

Special Tax Revenue Bonds – 10.39%
Arizona Department of Transportation State Highway Fund Revenue
5.00% 7/1/32	1,500,000	1,786,035
Flagstaff Aspen Place Sawmill Improvement District Revenue
5.00% 1/1/32	195,000	195,632
Gilbert Public Facilities Municipal Property Revenue
5.00% 7/1/25	1,250,000	1,341,425
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	646,203
Glendale Transportation Excise Tax Revenue
5.00% 7/1/30 (AGM)	1,000,000	1,165,610
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	571,465
Series A 5.25% 1/1/36	705,000	750,670
Mesa Excise Tax Revenue
5.00% 7/1/32	1,000,000	1,141,510
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	620,060

		8,218,610

Transportation Revenue Bonds – 7.21%
Arizona Department of Transportation State Highway Fund Revenue
5.00% 7/1/35	1,000,000	1,200,530
Phoenix Civic Improvement Airport Revenue
(Junior Lien)
Series A 5.00% 7/1/45	1,000,000	1,140,160
Series A 5.25% 7/1/33	1,250,000	1,388,750
(Senior Lien) 5.00% 7/1/32 (AMT)	1,750,000	1,976,923

		5,706,363

Water & Sewer Revenue Bonds – 7.37%
Arizona Water Infrastructure Finance Authority
(Water Quality Revenue) Series A 5.00% 10/1/26	1,000,000	1,223,070
Central Arizona Water Conservation District
(Central Arizona Project)
5.00% 1/1/27	400,000	494,448
5.00% 1/1/31	600,000	716,172

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Mesa Utility System Revenue
4.00% 7/1/31	850,000	$941,936
Phoenix Civic Improvement Corporation
(Junior Lien)
5.00% 7/1/27	1,000,000	1,248,690
5.00% 7/1/31	1,000,000	1,206,700

		5,831,016

Total Municipal Bonds (cost $73,924,531)		78,448,198

Short-Term Investment – 0.13%

Variable Rate Demand Note – 0.13%¤
Phoenix Industrial Development Authority (Mayo Clinic) Series B
0.66% 11/15/52 (Wells Fargo Bank N.A.)	100,000	100,000

Total Short-Term Investment (cost $100,000)		100,000

Total Value of Securities – 99.26% (cost $74,024,531)		$78,548,198

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2017, the aggregate value of Rule 144A securities was $2,402,537, which represents 3.04% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2017.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

●	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at Aug. 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Schedules of investments

Delaware Tax-Free Arizona Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

N.A. – National Association

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free California Fund	August 31, 2017

	Principal amount°	Value (US $)

Municipal Bonds – 98.45%

Corporate Revenue Bonds – 5.10%
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	$1,079,170
Golden State Tobacco Securitization Settlement Revenue
(Asset-Backed) Series A-1 5.00% 6/1/29	1,000,000	1,186,630
(Capital Appreciation Asset - Backed) Subordinate
Series B 1.548% 6/1/47 ^	1,615,000	209,159
Unrefunded (Asset-Backed Senior Notes) 5.75% 6/1/47	1,845,000	1,844,834
M-S-R Energy Authority Revenue
Series B 6.50% 11/1/39	500,000	722,060

		5,041,853

Education Revenue Bonds – 18.52%
California Educational Facilities Authority
(Loma Linda University) Series A 5.00% 4/1/47	1,000,000	1,139,550
California Municipal Finance Authority
(Biola University) 5.00% 10/1/39	1,000,000	1,155,930
(California Baptist University) Series A 144A 5.375% 11/1/40 #	1,000,000	1,086,950
(Creative Center of Los Altos Project) Series B 144A 4.50% 11/1/46 #	500,000	478,825
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	500,000	509,950
(Palmdale Aerospace Academy Project) Series A 144A 5.00% 7/1/46 #	500,000	521,450
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,348,324
California Public Finance Authority University Housing Revenue
(NCCD - Claremont Properties LLC - Claremont Colleges Project) Series A 144A 5.00% 7/1/32 #	500,000	557,515
California School Finance Authority
(Aspire Public Schools - Obligated Group) Series A 144A 5.00% 8/1/45 #	715,000	789,103
(Encore Education Obligated Group) Series A 144A 5.00% 6/1/42 #	500,000	493,670
(Escuela Popular Project) 144A 6.50% 7/1/50 #	250,000	252,320
(Green Dot Public Schools Project) Series A 144A 5.00% 8/1/35 #	1,000,000	1,095,670
(Grimmway Schools - Obligated Group) Series A 144A 5.00% 7/1/36 #	500,000	509,985
(KIPP LA Projects) Series A 5.125% 7/1/44	1,000,000	1,104,990
(Partnerships to Uplift Communities Valley Project) Series A 6.75% 8/1/44	1,000,000	1,115,600
(View Park Elementary & Middle Schools) Series A 5.625% 10/1/34	575,000	626,198

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
California State University Systemwide Revenue Series A 5.00% 11/1/47	1,000,000	$1,184,220
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	909,824
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	750,000	846,773
(Culinary Institute of America Project) Series B 5.00% 7/1/46	425,000	469,659
(University of California Irvine East Campus Apartments) 5.375% 5/15/38	1,000,000	1,116,330
Mt. San Antonio Community College District Convertible
Capital Appreciation Election 2008
Series A 5.875% 8/1/28 Ω	1,000,000	973,030

		18,285,866

Electric Revenue Bonds – 1.80%
Anaheim Public Financing Authority Revenue
(Anaheim Electric System Distribution Facilities) Series A 5.00% 10/1/25	800,000	913,728
Imperial Irrigation District Electric System Revenue
Series B 5.00% 11/1/36	250,000	274,645
Series C 5.00% 11/1/36	500,000	593,415

		1,781,788

Healthcare Revenue Bonds – 19.99%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	968,949
(Sharp HealthCare)
Series A 5.00% 8/1/28	250,000	283,417
Series B 6.25% 8/1/39	1,000,000	1,096,390
California Health Facilities Financing Authority Revenue
(Catholic Healthcare West) Series E 5.625% 7/1/25	1,000,000	1,080,270
(Cedars-Sinai Medical Center) Series B 4.00% 8/15/36	1,000,000	1,061,850
(Children’s Hospital Los Angeles)
Series A 5.00% 11/15/34	500,000	552,155
Series A 5.00% 8/15/47	500,000	564,740
(Kaiser Permanente) Subordinate Series A-2 4.00% 11/1/44	1,005,000	1,059,079
(Lucile Salter Packard Children’s Hospital at Stanford)
Series A 5.00% 8/15/33	1,000,000	1,197,700
Series A 5.00% 11/15/56	1,020,000	1,185,362
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,082,620
(Sutter Health) Series D 5.25% 8/15/31	1,000,000	1,147,640

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
California Municipal Finance Authority Revenue
(Community Medical Centers)
Series A 5.00% 2/1/42	750,000	$851,805
Series A 5.00% 2/1/47	250,000	282,635
(Northbay Healthcare Group) Series A 5.25% 11/1/47	500,000	568,400
California Statewide Communities Development Authority Revenue
(BE.Group) 144A 7.25% 11/15/41 #	500,000	550,855
(Covenant Retirement Communities) Series C 5.625% 12/1/36	1,000,000	1,139,370
(Episcopal Communities & Services) 5.00% 5/15/32	600,000	667,590
(Loma Linda University Medical Center) Series A 144A 5.25% 12/1/56 #	725,000	796,927
(Rady Children’s Hospital) Series B 5.00% 8/15/28	600,000	763,860
(Redlands Community Hospital) 5.00% 10/1/46	1,000,000	1,123,280
La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36	750,000	796,350
San Buenaventura
(Community Memorial Health Systems) 7.50% 12/1/41	785,000	918,764

		19,740,008

Housing Revenue Bonds – 4.03%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects)
Series A 5.50% 8/15/47	750,000	829,545
Series A 6.40% 8/15/45	960,000	1,042,282
Independent Cities Finance Authority Mobile Home Park Revenue
(Pillar Ridge) Series A 5.25% 5/15/44	1,000,000	1,104,990
Santa Clara County Multifamily Housing Authority Revenue
(Rivertown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,001,140

		3,977,957

Lease Revenue Bonds – 13.71%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,098,290
California Infrastructure & Economic Development Bank
(Academy of Motion Picture Arts & Sciences Obligated Group) Series A 5.00% 11/1/41	1,000,000	1,158,740
(Infrastructure State Revolving Fund) Series A 5.00% 10/1/29	1,000,000	1,224,330

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
California Municipal Finance Authority
(Goodwill Industry of Sacramento Valley & Northern Nevada Project) 5.00% 1/1/35	635,000	$632,771
California State Public Works Board Lease Revenue
Series F 5.00% 5/1/28	1,280,000	1,529,229
(California State Prisons Los Angeles) Series C 5.00% 10/1/26	1,000,000	1,148,280
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.625% 11/1/33	1,000,000	1,089,110
Golden State Tobacco Securitization Settlement Revenue
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,168,730
San Diego
(Sanford Burnham Prebys Medical Discovery Institute)
Series A 5.00% 11/1/28	500,000	582,625
Series A 5.00% 11/1/30	475,000	544,383
San Diego Public Facilities Financing Authority Lease Revenue
(Master Project) Series A 5.25% 3/1/40	1,000,000	1,103,810
San Jose Financing Authority Lease Revenue
(Civic Center Project) Series A 5.00% 6/1/33	1,000,000	1,161,570
San Mateo Joint Powers Financing Authority Lease Revenue
(Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,101,790

		13,543,658

Local General Obligation Bonds – 3.16%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL) ^	1,000,000	843,490
San Francisco Bay Area Rapid Transit District Election 2004
Series D 5.00% 8/1/28	1,000,000	1,230,070
West Contra Costa Unified School District 2012 Election
Series C 4.00% 8/1/41	1,000,000	1,049,820

		3,123,380

Pre-Refunded Bonds – 5.75%
California Health Facilities Financing Authority Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39-19 §	855,000	935,250
Lancaster Redevelopment Agency
(Combined Redevelopment Project Areas) 6.875% 8/1/39-19 §	285,000	317,456
Unrefunded (Combined Redevelopment Project Areas) 6.875% 8/1/39-19 §	215,000	239,484

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Bond Program) 5.50% 9/1/46-21 (AGM) §	800,000	$942,872
Rancho Santa Fe Community Services District Financing Authority Revenue
(Superior Lien Bonds) Series A 5.75% 9/1/30-21 §	800,000	950,016
Riverside County Redevelopment Agency Tax Allocation Housing
Series A 6.00% 10/1/39-20 §	1,000,000	1,153,740
San Diego Redevelopment Agency Tax Allocation Revenue
(Naval Training Center) Series A 5.75% 9/1/40-20 §	1,000,000	1,144,940

		5,683,758

Resource Recovery Revenue Bond – 1.11%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,093,390

		1,093,390

Special Tax Revenue Bonds – 1.15%
San Francisco City & County Redevelopment Agency
(Mission Bay South Redevelopment Project) Series B 5.00% 8/1/43 (NATL)	500,000	576,870
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	555,335

		1,132,205

State General Obligation Bonds – 11.79%
California
(Various Purpose)
4.00% 11/1/34	210,000	229,769
4.00% 11/1/47	200,000	213,752
5.00% 9/1/26	1,000,000	1,255,640
5.00% 8/1/27	2,000,000	2,497,340
5.00% 8/1/46	1,000,000	1,173,370
5.00% 11/1/47	1,000,000	1,186,150
5.25% 3/1/30	1,000,000	1,105,940
5.25% 4/1/35	1,000,000	1,175,190
5.25% 11/1/40	1,000,000	1,127,340
6.00% 3/1/33	1,000,000	1,124,040
6.00% 4/1/38	515,000	555,325

		11,643,856

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds – 8.80%
Alameda Corridor Transportation Authority
(2nd Subordinate Lien) Series B 5.00% 10/1/37	500,000	$575,550
Long Beach Marina Revenue
(Alamitos Bay Marina Project) 5.00% 5/15/45	500,000	549,890
Los Angeles Department of Airports
(Los Angeles International Airport)
Senior Series D 5.00% 5/15/36 (AMT)	1,000,000	1,151,490
Subordinate Series B 5.00% 5/15/33	1,000,000	1,098,120
Riverside County Transportation Commission Senior Lien
Series A 5.75% 6/1/44	500,000	568,420
Sacramento County Airport System Revenue
Subordinate Series B 5.00% 7/1/41	500,000	580,865
San Diego County Regional Airport Authority Revenue
Subordinate Series A 5.00% 7/1/47	375,000	442,241
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	870,000	873,993
San Francisco City & County Airports Commission
(San Francisco International Airport) Series B 5.00% 5/1/46 (AMT)	1,000,000	1,141,760
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,500,000	1,706,850

		8,689,179

Water & Sewer Revenue Bonds – 3.54%
California Department of Water Resources
Unrefunded (Central Valley Project) Series AG 5.00% 12/1/28	75,000	81,984
San Diego Public Facilities Financing Authority Water Revenue
Subordinate Series A 5.00% 8/1/29	1,000,000	1,172,320
San Francisco City & County Public Utilities Commission Water Revenue
Subordinate Series A 4.00% 11/1/39	1,000,000	1,069,650
(Water & Sewer Improvement) Subordinate Series A 5.00% 11/1/32	1,015,000	1,168,377

		3,492,331

Total Municipal Bonds (cost $90,356,839)		97,229,229

	Principal amount°	Value (US $)

Short-Term Investment – 1.01%

Variable Rate Demand Note – 1.01%¤
Los Angeles, California Department of Water & Power System Revenue
Subordinate Series B-3
0.63% 7/1/34 (SPA - Barclays Bank)	1,000,000	$1,000,000

Total Short-Term Investments (cost $1,000,000)		1,000,000

Total Value of Securities – 99.46% (cost $91,356,839)		$98,229,229

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2017, the aggregate value of Rule 144A securities was $7,643,220, which represents 7.74% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2017.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until Aug. 1, 2023 at which time the stated interest rate becomes effective.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

NATL – Insured by National Public Finance Guaranty Corporation

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Colorado Fund	August 31, 2017

	Principal amount°	Value (US $)

Municipal Bonds – 98.32%

Corporate Revenue Bond – 1.24%
Public Authority for Colorado Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	1,750,000	$2,501,363

		2,501,363

Education Revenue Bonds – 12.53%
Colorado Educational & Cultural Facilities Authority Revenue
144A 5.00% 7/1/36 #	500,000	515,320
5.00% 11/1/44	890,000	906,029
144A 5.25% 7/1/46 #	1,350,000	1,397,425
(Academy Charter School Project) 5.50% 5/1/36 (SGI)	2,280,000	2,287,364
7.45% 8/1/48	1,000,000	1,163,580
(Alexander Dawson School-Nevada Project) 5.00% 5/15/29	1,490,000	1,781,578
(Atlas Preparatory Charter School) 144A 5.25% 4/1/45 #	1,300,000	1,303,159
(Charter School Project) 5.00% 7/15/37	1,150,000	1,236,745
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	2,016,167
(Liberty Common Charter School Project) Series A 5.00% 1/15/39	1,000,000	1,089,740
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	462,505
5.00% 12/1/42	540,000	547,922
(Loveland Classical Schools Project)
144A 5.00% 7/1/36 #	625,000	642,163
144A 5.00% 7/1/46 #	500,000	508,650
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	792,764
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	884,725
144A 5.50% 7/1/49 #	870,000	895,160
(University of Denver Project)
Series A 4.00% 3/1/35	400,000	432,164
Series A 4.00% 3/1/36	550,000	591,871
(University of Lab Charter School) 144A 5.00% 12/15/45 #	500,000	508,445
(Vail Mountain School Project) 4.00% 5/1/46	80,000	80,288
(Windsor Charter Academy Project) 144A 5.00% 9/1/46 #	890,000	891,068
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (SGI)	1,960,000	1,965,645
University of Colorado
Series A 5.00% 6/1/33	2,000,000	2,313,720

		25,214,197

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds – 3.32%
Colorado Springs Utilities System Revenue
Series A 5.00% 11/15/40	1,500,000	$1,734,420
Series A 5.00% 11/15/45	750,000	862,477
Platte River Power Authority Revenue
Series JJ 5.00% 6/1/27	3,300,000	4,094,772

		6,691,669

Healthcare Revenue Bonds – 25.58%
Colorado Health Facilities Authority Revenue
(American Baptist)
7.625% 8/1/33	150,000	173,067
8.00% 8/1/43	1,000,000	1,165,270
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	1,540,000	1,579,778
Series A 5.00% 2/1/41	2,250,000	2,346,683
Series A 5.25% 2/1/33	1,000,000	1,060,500
Series A 5.25% 1/1/45	3,000,000	3,227,550
Series D 6.25% 10/1/33	2,000,000	2,095,460
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,565,955
6.375% 1/1/41	1,000,000	1,086,110
(Covenant Retirement Communities)
Series A 5.00% 12/1/33	4,000,000	4,307,120
Series A 5.00% 12/1/35	1,000,000	1,096,020
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	3,893,260
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	2,004,000
5.00% 12/1/42	2,500,000	2,679,625
5.625% 6/1/43	1,150,000	1,283,193
(Frasier Meadows Retirement Community Project) Series A 5.25% 5/15/37	485,000	517,641
(Mental Health Center Denver Project)
Series A 5.75% 2/1/44	2,000,000	2,240,700
(National Jewish Health Project) 5.00% 1/1/27	300,000	317,811
(NCMC Project) 4.00% 5/15/32	2,000,000	2,168,120
(SCL Health Systems) Series A 5.00% 1/1/44	3,050,000	3,397,487
(Sisters of Charity of Leavenworth Health System)
Series B 5.25% 1/1/25	2,500,000	2,720,750
(Sunny Vista Living Center)
Series A 144A 6.25% 12/1/50 #	935,000	991,726
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,000,000	1,150,260
(Valley View Hospital Association) 5.50% 5/15/28	975,000	1,000,594

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	$2,695,200
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,945,000	2,050,030
University of Colorado Hospital Authority Revenue
Series A 6.00% 11/15/29	2,460,000	2,683,835

		51,497,745

Housing Revenue Bonds – 0.16%
Colorado Housing & Finance Authority
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (GNMA)	155,000	159,955
Series AA 4.50% 11/1/23 (GNMA)	160,000	163,441

		323,396

Lease Revenue Bonds – 4.23%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	2,370,000	2,558,130
Colorado Building Excellent Schools Today Certificates of Participation
Series G 5.00% 3/15/32	2,000,000	2,237,580
Colorado Department of Transportation Certificates of Participation
5.00% 6/15/34	660,000	767,936
5.00% 6/15/36	1,055,000	1,220,434
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,723,020

		8,507,100

Local General Obligation Bonds – 14.22%
Adams & Weld Counties School District No. 27J Brighton
4.00% 12/1/30	300,000	331,524
4.00% 12/1/31	1,000,000	1,098,640
Arapahoe County School District No. 1 Englewood
4.00% 12/1/30	1,500,000	1,668,225
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	1,130,000	1,305,195
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,125,300
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	2,429,555

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Denver City & County
Series A 5.00% 8/1/26	500,000	$622,405
Series A 5.00% 8/1/27	600,000	739,806
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,464,838
Denver International Business Center Metropolitan District No. 1
5.00% 12/1/30	350,000	363,395
Douglas County School District No. 1
(Douglas & Elbert Counties) 5.00% 12/15/22	1,175,000	1,366,725
Eaton Area Park & Recreation District
5.25% 12/1/34	360,000	390,316
5.50% 12/1/38	455,000	496,537
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork
Series 1 4.00% 12/15/31	1,300,000	1,445,132
Jefferson County School District No. R-1
5.25% 12/15/24	1,250,000	1,562,350
Leyden Rock Metropolitan District No 10
Series A 5.00% 12/1/45	1,000,000	1,021,260
Rangely Hospital District
6.00% 11/1/26	2,250,000	2,592,405
Sierra Ridge Metropolitan District No. 2
Series A 5.50% 12/1/46	1,000,000	1,023,600
Weld County Reorganized School District No. RE-8
5.00% 12/1/31	990,000	1,201,434
5.00% 12/1/32	660,000	797,306
Weld County School District No. RE-1
5.00% 12/15/31 (AGM)	1,000,000	1,199,630
Weld County School District No. RE-3J
5.00% 12/15/34 (BAM)	2,000,000	2,384,680

		28,630,258

Pre-Refunded Bonds – 7.11%
Adams & Arapahoe Counties Joint School District No. 28J
(Aurora) 6.00% 12/1/28-18 §	2,500,000	2,662,100
Colorado Health Facilities Authority Revenue
(Total Long-Term Care)
Series A 6.00% 11/15/30-20 §	2,365,000	2,733,231
Series A 6.25% 11/15/40-20 §	750,000	872,670
Colorado Springs Utilities System Improvement Revenue
Series C 5.50% 11/15/48-18 §	2,000,000	2,113,400
Gunnison Watershed School District No. 1J Series 2009
5.25% 12/1/33-18 §	1,400,000	1,477,560

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Platte River Power Authority Revenue
Series HH 5.00% 6/1/27-19 §	1,795,000	$1,924,312
Series HH 5.00% 6/1/29-19 §	2,355,000	2,524,654

		14,307,927

Special Tax Revenue Bonds – 18.40%
Canyons Metropolitan District No. 5
Series A 6.125% 12/1/47	500,000	505,260
Central Platte Valley Metropolitan District
5.00% 12/1/43	725,000	749,860
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,685,100
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/40	2,660,000	3,013,274
Denver International Business Center Metropolitan District No. 1
5.375% 12/1/35	1,750,000	1,825,793
Denver Urban Renewal Authority
(Stapleton) Senior Subordinated Series B 5.00% 12/1/25	1,250,000	1,534,025
Fountain Urban Renewal Authority Tax Increment Revenue
(Academy Highlands Project) Series A 5.50% 11/1/44	2,595,000	2,734,637
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,310,700
Series A 5.25% 1/1/36	1,675,000	1,783,507
Park Meadows Business Improvement District Shared Sales Tax Revenue
5.30% 12/1/27	950,000	954,636
5.35% 12/1/31	720,000	723,384
Plaza Metropolitan District No. 1
144A 5.00% 12/1/40 #	1,265,000	1,310,350
Regional Transportation District
(Fastracks Project)
Series A 5.00% 11/1/30	670,000	816,556
Series A 5.00% 11/1/31	1,495,000	1,811,716
Series A 5.00% 11/1/36	2,750,000	3,265,405
Series B 5.00% 11/1/33	1,865,000	2,275,617
Certificates of Participation
Series A 5.375% 6/1/31	1,540,000	1,691,243
Regional Transportation District Sales Revenue
(Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,599,219
6.00% 1/15/41	2,400,000	2,640,792

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Solaris Metropolitan District No. 3
(Limited Tax Convertible) Series A 5.00% 12/1/46	500,000	$520,305
Sterling Ranch Community Authority Board
Series A 5.75% 12/1/45	975,000	985,852
Tallyns Reach Metropolitan District No. 3
(Limited Tax Convertible) 5.125% 11/1/38	740,000	775,209
Thornton Development Authority
(East 144th Avenue & I-25 Project)
Series B 5.00% 12/1/35	485,000	549,112
Series B 5.00% 12/1/36	810,000	915,381
Virgin Islands Public Finance Authority
(Matching Fund Loan Senior Lien)
5.00% 10/1/29 (AGM)	1,000,000	1,062,100

		37,039,033

Transportation Revenue Bonds – 10.74%
Colorado High Performance Transportation Enterprise Revenue
(C-470 Express Lanes) 5.00% 12/31/56	2,000,000	2,216,840
(Senior U.S. 36 & I-25 Managed Lanes)
5.75% 1/1/44 (AMT)	2,140,000	2,322,414
Denver City & County Airport System Revenue
Series A 5.25% 11/15/36	2,500,000	2,726,350
Series B 5.00% 11/15/30	1,000,000	1,148,260
Series B 5.00% 11/15/32	1,000,000	1,145,590
Series B 5.00% 11/15/37	8,000,000	9,126,560
E-470 Public Highway Authority
Series C 5.25% 9/1/25	690,000	752,873
Series C 5.375% 9/1/26	2,000,000	2,180,420

		21,619,307

Water & Sewer Revenue Bonds – 0.79%
Dominion Water & Sanitation District
6.00% 12/1/46	750,000	782,003
Town of Castle Rock Water & Sewer Revenue
Series 2016 4.00% 12/1/34	750,000	808,905

		1,590,908

Total Municipal Bonds (cost $185,893,332)		197,922,903

Schedules of investments

Delaware Tax-Free Colorado Fund

	Number of shares	Value (US $)

Short-Term Investments – 0.65%

Money Market Mutual Fund – 0.06%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 0.58%)	117,160	$117,160

		117,160

	Principal amount°

Variable Rate Demand Notes – 0.59%¤
Colorado Educational & Cultural Facilities Authority
(National Jewish Federation Bond Program) 0.79% 12/1/35 (LOC-TD Bank N.A.)	400,000	400,000
Denver City & County
Series A1 0.79% 12/1/29
(SPA-JPMorgan Chase Bank N.A.)	300,000	300,000
Series A2 0.79% 12/1/29
(SPA-JPMorgan Chase Bank N.A.)	500,000	500,000

		1,200,000

Total Short-Term Investments (cost $1,317,160)		1,317,160

Total Value of Securities – 98.97% (cost $187,210,492)		$199,240,063

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2017, the aggregate value of Rule 144A securities was $9,848,191, which represents 4.89% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2017.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

GNMA – Government National Mortgage Association collateral

LOC – Letter of Credit

N.A. – National Association

SGI – Insured by Syncora Guarantee Inc.

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2017

	Principal amount°	Value (US $)

Municipal Bonds – 98.36%

Corporate Revenue Bonds – 2.94%
Nez Perce County, Pollution Control Revenue
(Potlatch Project) 2.75% 10/1/24	1,250,000	$1,213,500
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,003,960

		3,217,460

Education Revenue Bonds – 11.36%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37	1,250,000	1,294,987
Series A 5.00% 4/1/42	1,350,000	1,506,425
Series A 5.00% 4/1/47	500,000	584,520
Idaho Housing & Finance Association
Series A 5.00% 6/1/50	1,275,000	1,344,385
(Idaho Arts Charter School)
Series A 5.00% 12/1/38	1,000,000	1,072,620
Series A 144A 5.00% 12/1/46 #	1,000,000	1,059,850
(North Star Charter School Capital Appreciation Bond)
Series B 144A 4.88% 7/1/49 #^	2,888,155	299,271
(North Star Charter School) Series A 6.75% 7/1/48	529,151	532,860
(Victory Charter School, Inc. Project) Series B 5.00% 7/1/39	1,000,000	1,069,140
University of Idaho
Series 2011 5.25% 4/1/41 •	1,795,000	2,024,616
Series B 5.00% 4/1/28	1,000,000	1,092,280
Series B 5.00% 4/1/32	500,000	541,460

		12,422,414

Electric Revenue Bond – 2.06%
Boise-Kuna Irrigation District Revenue
5.00% 6/1/34	2,000,000	2,254,640

		2,254,640

Healthcare Revenue Bonds – 13.21%
Idaho Health Facilities Authority Revenue
(Madison Memorial Hospital Project) 5.00% 9/1/37	2,350,000	2,575,459
(St. Luke’s Health System Project)
Series A 5.00% 3/1/47	1,500,000	1,616,895
Series A 6.75% 11/1/37	1,250,000	1,322,725
(St. Luke’s Regional Medical Center Project)
5.00% 7/1/35 (AGM)	2,500,000	2,689,050
(Trinity Health Center Group)
Series D 4.50% 12/1/37	1,385,000	1,488,861
Series D 5.00% 12/1/32	2,500,000	2,817,600
Series D 5.00% 12/1/46	750,000	861,593

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,020,000	$1,075,080

		14,447,263

Housing Revenue Bonds – 1.42%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A Class II 4.375% 7/1/32	895,000	925,448
Series C Class II 4.95% 7/1/31	605,000	624,469

		1,549,917

Lease Revenue Bonds – 9.23%
Boise Urban Renewal Agency
5.00% 12/15/27	850,000	1,014,594
5.00% 12/15/31	750,000	876,113
5.00% 12/15/32	750,000	872,767
Idaho Housing & Finance Association Revenue
(TDF Facilities Project-Recovery Zone)
Series A 6.50% 2/1/26	1,370,000	1,591,310
Series A 7.00% 2/1/36	1,500,000	1,738,500
Idaho State Building Authority Revenue
5.00% 9/1/40	1,250,000	1,437,213
(Capitol Mall Parking Project)
Series A 4.50% 9/1/25	455,000	526,344
Series A 4.50% 9/1/26	485,000	557,667
Series A 4.50% 9/1/27	505,000	576,659
(Eastern Idaho Technical College Project) Series B
5.00% 9/1/25	740,000	908,476

		10,099,643

Local General Obligation Bonds – 29.82%
Ada & Boise Counties Independent School District Boise City
5.00% 8/1/33	1,010,000	1,229,180
5.00% 8/1/34	1,500,000	1,817,085
5.00% 8/1/35	1,160,000	1,400,874
5.00% 8/1/36	500,000	602,430
Ada & Canyon Counties Joint School District No. 2 Meridian
4.50% 7/30/22	1,500,000	1,646,730
Ada & Canyon Counties Joint School District No. 3 Kuna
(Sales Tax & Credit Enhancement) 5.00% 9/15/35	1,100,000	1,321,749

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Bonneville Joint School District No. 93
(School Board Guaranteed)
Series A 5.00% 9/15/30	1,515,000	$1,776,125
Series A 5.00% 9/15/31	870,000	1,018,161
Canyon County School District No. 131 Nampa
(School Board Guaranteed)
Series B 5.00% 8/15/23	1,295,000	1,571,987
Canyon County School District No. 132 Caldwell
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,763,916
Series A 5.00% 9/15/23 (AGM)	1,810,000	1,850,834
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	1,164,900
Series B 5.00% 9/15/24	1,480,000	1,752,734
Idaho Bond Bank Authority Revenue
Series A 4.00% 9/15/33	530,000	578,272
Series A 4.00% 9/15/37	1,000,000	1,077,250
Series A 5.00% 9/15/33	1,125,000	1,272,296
Series C 5.00% 9/15/42	500,000	589,630
Kootenai County School District No. 271 Coeur D’Alene
(School Board Guaranteed)
Series B 4.00% 9/15/24	540,000	607,624
Series B 4.00% 9/15/25	650,000	724,835
Madison County School District No. 321 Rexburg
(School Board Guaranteed)
Series B 5.00% 8/15/24	1,500,000	1,852,965
Series B 5.00% 8/15/25	1,080,000	1,351,372
Series B 5.00% 8/15/26	710,000	899,520
Nez Perce County Independent School District No. 1
(Sales Tax & Credit Enhancement)
Series B 5.00% 9/15/36	1,500,000	1,798,170
Series B 5.00% 9/15/37	1,510,000	1,805,945
Twin Falls County School District No. 411
(School Board Guaranteed) Series A 4.75% 9/15/37	1,000,000	1,135,410

		32,609,994

Pre-Refunded Bonds – 8.22%
Boise State University Revenue
(General Project) Series A 5.00% 4/1/39-19 §	1,000,000	1,065,130
Boise-Kuna Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31-18 §	1,000,000	1,041,520

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Idaho Bond Bank Authority Revenue
(State Intercept)
Series A 5.00% 9/15/28-19 §	890,000	$946,542
Series A 5.25% 9/15/26-19 §	570,000	608,389
Series C 5.375% 9/15/38-18 §	1,000,000	1,047,790
Unrefunded Series A 5.25% 9/15/26-19 §	1,430,000	1,526,311
Idaho Health Facilities Authority Revenue
(Trinity Health Center Group) Series B 6.125% 12/1/28-18 §	1,110,000	1,183,549
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/25-18 (AGC) §	1,500,000	1,558,275
Puerto Rico Sales Tax Financing Revenue First
Subordinate
Series A 5.50% 8/1/28-19 §	15,000	16,306

		8,993,812

Special Tax Revenue Bonds – 15.66%
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	571,465
Series A 5.25% 1/1/36	705,000	750,670
Series B-1 5.00% 1/1/42	1,425,000	1,485,135
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/20 (AGC)	2,750,000	2,854,335
Idaho Water Resource Board
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	4,003,424
Ketchum Urban Renewal Agency Tax Increment Revenue
5.50% 10/15/34	1,500,000	1,566,255
Nampa Development Tax Increment Revenue
144A 5.00% 9/1/31 #	1,000,000	1,094,960
5.90% 3/1/30	3,000,000	3,203,820
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) 5.00% 10/1/29 (AGM)	1,500,000	1,593,150

		17,123,214

Transportation Revenue Bonds – 4.11%
Boise City Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,090,410
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,130,300

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Boise City Airport Revenue
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	$2,275,833

		4,496,543

Water & Sewer Revenue Bond – 0.33%
Guam Government Waterworks Authority
5.00% 1/1/46	335,000	361,515

		361,515

Total Municipal Bonds (cost $102,307,447)		107,576,415

	Number of shares

Short-Term Investment – 0.90%

Money Market Mutual Fund – 0.90%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 0.58%)	989,174	989,174

Total Short-Term Investment (cost $989,174)		989,174

Total Value of Securities – 99.26% (cost $103,296,621)		$108,565,589

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2017, the aggregate value of Rule 144A securities was $2,454,081, which represents 2.24% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

●	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at Aug. 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free New York Fund	August 31, 2017

	Principal amount°	Value (US $)

Municipal Bonds – 98.69%

Corporate Revenue Bonds – 6.55%
Nassau County Tobacco Settlement
(Asset-Backed) Series A-3 5.125% 6/1/46	1,055,000	$1,054,937
New York Counties Tobacco Trust VI
(Tobacco Settlement Pass Through) Series C 5.00% 6/1/51	500,000	516,205
New York Liberty Development Revenue
(Second Priority - Bank of America Tower at One Bryant Park Project)
Class 2 5.625% 7/15/47	500,000	552,205
Class 3 6.375% 7/15/49	865,000	936,189
Niagara Area Development Revenue
(Covanta Energy Project) Series B 144A 4.00% 11/1/24 #	1,060,000	1,061,219
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	763,378
TSASC Revenue
(Senior) Series A 5.00% 6/1/41	900,000	1,002,393

		5,886,526

Education Revenue Bonds – 21.39%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A 5.00% 4/1/37	250,000	225,945
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing Project)
Series A 6.00% 10/1/31	525,000	605,283
(Tapestry Charter School Project) Series A 5.00% 8/1/52	500,000	515,360
Build NYC Resource
(Bronx Charter School for Excellence Project)
Series A 5.00% 4/1/33	500,000	525,545
Series A 5.50% 4/1/43	500,000	531,520
(Manhattan College Project) 5.00% 8/1/47	500,000	576,220
(Metropolitan College of New York Project) 5.50% 11/1/44	1,100,000	1,150,215
(The Packer Collegiate Institute Project) 5.00% 6/1/40	750,000	852,450
Dutchess County Local Development
(The Culinary Institute of America Project)
Series A-1 5.00% 7/1/41	200,000	227,008
Series A-1 5.00% 7/1/46	300,000	338,790
Hempstead Town Local Development
(Hofstra University Project) 5.00% 7/1/42	500,000	584,125

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Madison County Capital Resource Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	$442,388
Monroe County Industrial Development Revenue
(Nazareth College of Rochester Project)
5.25% 10/1/31	500,000	551,820
5.50% 10/1/41	500,000	549,305
Series A 5.00% 10/1/22	340,000	389,460
Series A 5.00% 10/1/23	470,000	546,647
(St. John Fisher College) Series A 5.50% 6/1/39	300,000	350,697
New York City Trust for Cultural Resources
(Alvin Ailey Dance Foundation) Series A 4.00% 7/1/46	1,000,000	1,041,530
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	558,240
New York State Dormitory Authority
Unrefunded 5.125% 7/1/39	20,000	21,425
(Barnard College) Series A 5.00% 7/1/35	400,000	461,800
(Brooklyn Law School) 5.75% 7/1/33	340,000	363,501
(Cornell University) Series A 5.00% 7/1/34	170,000	182,660
(Fordham University) 5.00% 7/1/44	650,000	739,655
(Marymount Manhattan College) 5.00% 7/1/24	350,000	373,380
(Pratt Institute) Series A 5.00% 7/1/34	1,000,000	1,139,260
(Rockefeller University) Series A 5.00% 7/1/27	250,000	268,830
(Skidmore College) Series A 5.00% 7/1/21	325,000	370,867
(Touro College & University) Series A 5.50% 1/1/44	1,000,000	1,108,390
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	542,365
St. Lawrence County Industrial Development Agency Civic Development Revenue
(St. Lawrence University Project) Series A 4.00% 7/1/43	1,000,000	1,048,530
Tompkins County Development
(Ithaca College Project) 5.00% 7/1/34	750,000	860,760
Troy Industrial Development Authority
(Rensselaer Polytechnic Institute Project) Series E 5.20% 4/1/37	500,000	562,030
Yonkers Economic Development Educational Revenue
(Charter School of Educational Excellence Project)
Series A 6.25% 10/15/40	600,000	630,768

		19,236,769

Electric Revenue Bonds – 3.32%
Long Island Power Authority Electric System Revenue
Series A 5.00% 9/1/44	750,000	856,275
Series A 5.75% 4/1/39	350,000	372,943

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
New York State Power Authority Revenue
Series A 5.00% 11/15/38	500,000	$564,730
Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/37	1,000,000	1,191,030

		2,984,978

Healthcare Revenue Bonds – 15.68%
Buffalo & Erie County Industrial Land Development
(Catholic Health System Project) 5.25% 7/1/35	250,000	281,743
Dutchess County Local Development
(Health Quest System Project)
Series A 5.00% 7/1/34	350,000	392,714
Series A 5.00% 7/1/44	1,000,000	1,104,490
East Rochester Housing Authority Revenue
(Senior Living-Woodland Village Project) 5.50% 8/1/33	485,000	486,906
Monroe County Industrial Development
(The Rochester General Hospital Project)
5.00% 12/1/36	405,000	465,398
5.00% 12/1/46	540,000	608,969
Series A 5.00% 12/1/27	330,000	373,959
Series A 5.00% 12/1/28	655,000	738,709
(The Unity Hospital of Rochester Project) 5.50% 8/15/40 (FHA)	585,000	660,342
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island Obligated Group Project)
5.00% 7/1/29	375,000	426,604
5.00% 7/1/33	725,000	809,687
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	537,185
New York State Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering)
Series 1 5.00% 7/1/23	600,000	700,836
Subordinate Series A2 5.00% 7/1/26	500,000	517,465
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	663,678
(New York University Hospital Center) Series A 4.00% 7/1/40	465,000	491,212
(North Shore Long Island Jewish Obligated Group)
Series A 5.00% 5/1/41	500,000	548,305
(Orange Regional Medical Center Obligated Group)
144A 5.00% 12/1/34 #	500,000	554,930
144A 5.00% 12/1/45 #	700,000	761,285

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Orange County Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Assisted Living Project) 6.50% 1/1/46	400,000	$410,072
Saratoga County Capital Resource Revenue
(Saratoga Hospital Project) Series A 5.00% 12/1/26	500,000	584,175
Southold Local Development Revenue
(Peconic Landing at Southold Project) 5.00% 12/1/45	750,000	798,697
Suffolk County Economic Development Revenue
(Catholic Health Services) Unrefunded 5.00% 7/1/28	430,000	473,770
(Peconic Landing at Southhold Project) 6.00% 12/1/40	650,000	707,603

		14,098,734

Lease Revenue Bonds – 7.61%
Hudson Yards Infrastructure
Unrefunded Fiscal 2012 Series A 5.75% 2/15/47	405,000	466,280
MTA Hudson Rail Yards Trust Obligations
(The Metropolitan Transportation Authority) Series A 5.00% 11/15/56	710,000	804,316
New York City Industrial Development Agency
(Senior Trips)
Series A 5.00% 7/1/22 (AMT)	1,085,000	1,209,146
Series A 5.00% 7/1/28 (AMT)	1,500,000	1,608,150
New York Liberty Development
(4 World Trade Center Project) 5.00% 11/15/31	500,000	568,470
(Class 1 - 3 World Trade Center Project) 144A 5.00% 11/15/44 #	1,000,000	1,089,500
(Class 2 - 3 World Trade Center Project) 144A 5.375% 11/15/40 #	500,000	556,195
United Nations Development Revenue
Series A 5.00% 7/1/26	500,000	536,140

		6,838,197

Local General Obligation Bonds – 4.83%
New York City
Fiscal 2014 Subordinate Series D-1 5.00% 8/1/31	1,000,000	1,176,980
Series B 5.00% 8/1/27	500,000	587,310
Series G 5.00% 8/1/22	500,000	590,600
Subordinate Series A-1 5.00% 10/1/27	500,000	589,630
Unrefunded Fiscal 2008 Series C-1 5.00% 10/1/19	55,000	55,192
Unrefunded Subordinate Series I-1 5.375% 4/1/36	190,000	203,047

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
New York State Dormitory Authority Revenue Non-State Supported Debt
(School Districts Financing Program)
Series A 5.00% 10/1/23	500,000	$578,950
Series A 5.00% 10/1/25 (AGM)	500,000	558,025

		4,339,734

Pre-Refunded Bonds – 8.15%
Brooklyn Arena Local Development
(Barclays Center Project)
6.25% 7/15/40-20 §	500,000	563,500
6.375% 7/15/43-20 §	500,000	564,965
6.50% 7/15/30-20 §	500,000	566,430
Hudson Yards Infrastructure
Fiscal 2012 Series A 5.75% 2/15/47-21 §	595,000	689,986
Long Island Power Authority Electric System Revenue
Series B 5.75% 4/1/33-19 §	250,000	269,140
Metropolitan Transportation Authority Revenue
Series C 6.50% 11/15/28-18 §	150,000	160,395
Series C 6.50% 11/15/28-18 §	5,000	5,347
New York City
Subordinate Series I-1 5.375% 4/1/36-19 §	310,000	332,193
New York City Municipal Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40-18 §	75,000	77,974
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2011 Subordinate Series C 5.25% 11/1/25-20 §	190,000	215,489
Fiscal 2011 Subordinate Series D-1 5.25% 2/1/29-21 §	305,000	348,761
New York State Dormitory Authority Revenue Non-State Supported Debt
(Mt. Sinai School of Medicine) 5.125% 7/1/39-19 §	500,000	538,415
(North Shore Long Island Jewish Obligated Group)
Series A 5.50% 5/1/37-19 §	500,000	538,040
(Teachers College) 5.50% 3/1/39-19 §	250,000	267,253
(University of Rochester) Series A 5.125% 7/1/39-19 §	230,000	247,671
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
4.50% 7/1/32-22 §	380,000	438,812
5.00% 7/1/42-22 §	750,000	884,797
5.125% 7/1/31-19 §	500,000	538,035

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28-21 §	70,000	$80,503

		7,327,706

Special Tax Revenue Bonds – 17.69%
Build NYC Resource
(YMCA of Greater New York Project) 5.00% 8/1/40	450,000	512,653
Glen Cove Local Economic Assistance
(Garvies Point Public Improvement Project) Series A 5.00% 1/1/56	250,000	254,085
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	255,547
New York City Transitional Finance Authority Revenue
(Building Aid)
Fiscal 2012 Subordinate Series S-1A 5.25% 7/15/37	1,000,000	1,134,550
Fiscal 2015 Subordinate Series S-1 5.00% 7/15/43	1,000,000	1,152,070
(Future Tax Secured)
Fiscal 2011 Series D-1 5.00% 2/1/26	250,000	283,233
Fiscal 2014 Subordinate Series A-1 5.00% 11/1/42	750,000	861,135
Fiscal 2014 Subordinate Series B-1 5.00% 11/1/40	750,000	871,455
Fiscal 2015 Subordinate Series E-1 5.00% 2/1/41	1,000,000	1,159,460
Fiscal 2016 Subordinate Series A-1 5.00% 8/1/33	670,000	802,378
Fiscal 2016 Subordinate Series A-1 5.00% 8/1/34	1,500,000	1,789,185
Fiscal 2017 Subordinate Series A-1 4.00% 5/1/42	1,000,000	1,067,910
Fiscal 2017 Subordinate Series E-1 5.00% 2/1/43	1,000,000	1,174,640
Unrefunded Fiscal 2011 Subordinate Series C 5.25% 11/1/25	310,000	351,447
Unrefunded Fiscal 2011 Subordinate Series D-1 5.25% 2/1/29	195,000	222,483
New York Convention Center Development Revenue
(Hotel Unit Fee Secured) 5.00% 11/15/35	1,000,000	1,174,660
New York State Dormitory Authority Revenue
(General Purpose)
Series C 5.00% 3/15/34	500,000	563,075
Series E 5.00% 3/15/32	1,000,000	1,195,500
New York State Urban Development Revenue
(General Purpose) Series A 4.00% 3/15/36	1,000,000	1,082,660

		15,908,126

State General Obligation Bonds – 0.72%
New York City
Series E 5.00% 8/1/28	125,000	139,170

	Principal amount°	Value (US $)

Municipal Bonds (continued)

State General Obligation Bonds (continued)
New York State
Series A 5.00% 3/1/38	500,000	$510,250

		649,420

Transportation Revenue Bonds – 9.73%
Buffalo & Fort Erie Public Bridge Authority
5.00% 1/1/47	435,000	508,824
Metropolitan Transportation Authority Revenue
Series C 5.00% 11/15/32	500,000	571,735
Series D 5.00% 11/15/32	500,000	571,735
Series D 5.25% 11/15/27	500,000	565,935
Unrefunded Series C 6.50% 11/15/28	45,000	48,126
New York State Thruway Authority General Revenue
Series H 5.00% 1/1/30 (NATL)	750,000	760,103
Series I 5.00% 1/1/32	700,000	799,869
(Junior Indebtedness Obligation) Series A 5.25% 1/1/56	1,000,000	1,171,920
Port Authority of New York & New Jersey
Series 153 5.00% 7/15/35	250,000	258,865
Series 186 5.00% 10/15/22 (AMT)	750,000	881,760
(JFK International Air Terminal Project)
Series 8 6.00% 12/1/42	700,000	784,133
Series 8 6.50% 12/1/28	550,000	558,921
Triborough Bridge & Tunnel Authority
Unrefunded Series C 5.00% 11/15/24	80,000	84,061
(MTA Bridges and Tunnels) Series A 5.00% 11/15/47	1,000,000	1,179,280

		8,745,267

Water & Sewer Revenue Bonds – 3.02%
New York City Municipal Water Finance Authority Water &
Sewer System Revenue
Unrefunded Fiscal 2009 Series A 5.75% 6/15/40	125,000	130,025
(Second General Resolution)
Fiscal 2009 Series FF-2 5.50% 6/15/40	250,000	270,363
Fiscal 2012 Series BB 5.25% 6/15/44	500,000	570,080
Fiscal 2017 Series DD 5.00% 6/15/47	1,000,000	1,171,660
New York State Environmental Facilities Revenue
(New York City Municipal Water Finance Authority Projects - Second Resolution) Series B 5.00% 6/15/30	500,000	572,545

		2,714,673

Total Municipal Bonds (cost $83,980,086)		88,730,130

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Short-Term Investments – 0.50%

Variable Rate Demand Notes – 0.50%¤
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution)
Fiscal 2014 Subordinate Series AA-2
0.81% 6/15/50 (SPA - JP Morgan Chase Bank N.A.)	100,000	$100,000
Fiscal 2015 Subordinate Series BB-4
0.75% 6/15/50 (SPA - Wells Fargo Bank N.A.)	350,000	350,000

Total Short-Term Investments (cost $450,000)		450,000

Total Value of Securities – 99.19% (cost $84,430,086)		$89,180,130

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2017, the aggregate value of Rule 144A securities was $4,023,129, which represents 4.47% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2017.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Pennsylvania Fund	August 31, 2017

	Principal amount°	Value (US $)

Municipal Bonds – 98.91%

Corporate Revenue Bonds – 4.58%
Pennsylvania Economic Development Financing Authority
(National Gypsum) 5.50% 11/1/44 (AMT)	4,000,000	$4,304,600
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	13,973,960
Pennsylvania Economic Development Financing Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	3,064,263

		21,342,823

Education Revenue Bonds – 19.51%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31	750,000	837,990
7.00% 11/1/40	1,000,000	1,121,350
(Carnegie Mellon University)
5.00% 3/1/28	3,000,000	3,512,010
Series A 5.00% 3/1/24	1,000,000	1,160,770
(Chatham University) Series A 5.00% 9/1/30	1,500,000	1,632,270
(Robert Morris University)
Series A 5.50% 10/15/30	1,275,000	1,386,269
Series A 5.75% 10/15/40	2,200,000	2,400,926
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	4,994,322
(School Lane Charter School Project) Series A
5.125% 3/15/46	2,500,000	2,693,625
Chester County Industrial Development Authority Revenue
(Avon Grove Charter School Project)
Series A 5.00% 12/15/47	1,160,000	1,239,808
Series A 5.00% 12/15/51	770,000	816,362
(Renaissance Academy Charter School Project)
5.00% 10/1/34	1,000,000	1,084,210
5.00% 10/1/39	1,250,000	1,343,950
5.00% 10/1/44	1,000,000	1,069,390
Chester County Industrial Development Authority Student Housing Revenue
(West Chester University Project)
Series A 5.00% 8/1/30	1,100,000	1,194,809
Series A 5.00% 8/1/45	1,250,000	1,326,737
Delaware County Authority Revenue
(Cabrini University) 5.00% 7/1/47	2,000,000	2,224,800

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
East Hempfield Township Industrial Development Authority
(Student Services - Student Housing Project at Millersville University)
5.00% 7/1/39	875,000	$935,454
5.00% 7/1/45	2,500,000	2,651,475
5.00% 7/1/46	1,425,000	1,514,647
5.00% 7/1/47	1,000,000	1,070,100
Montgomery County Higher Education & Health Authority Revenue
(Arcadia University)
5.625% 4/1/40	2,375,000	2,495,555
5.75% 4/1/40	2,000,000	2,258,600
Northampton County General Purpose Authority Revenue
(Lafayette College) 5.00% 11/1/47	1,250,000	1,460,450
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(AICUP Financing Program - St. Francis University Project) Series JJ2 6.25% 11/1/41	2,355,000	2,595,281
(Drexel University)
4.00% 5/1/36	750,000	791,580
5.00% 5/1/35	1,000,000	1,154,900
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27	1,740,000	1,944,833
Series A 5.00% 7/1/41	1,500,000	1,631,865
(Philadelphia University) 5.00% 6/1/32	2,000,000	2,186,500
(Shippensburg University - Student Housing Project)
5.00% 10/1/44	1,500,000	1,573,965
6.25% 10/1/43	2,000,000	2,212,320
(Thomas Jefferson University) Series A 5.00% 9/1/45	7,000,000	7,864,010
(Trustees of the University of Pennsylvania) Series A 5.00% 8/15/46	1,695,000	2,002,880
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory Charter School Project)
Series A 7.25% 6/15/43	2,500,000	2,918,800
(Green Woods Charter School Project)
Series A 5.50% 6/15/22	895,000	952,119
Series A 5.75% 6/15/42	2,500,000	2,588,450
(International Apartments of Temple University)
Series A 5.375% 6/15/30	1,500,000	1,573,290
Series A 5.625% 6/15/42	3,000,000	3,152,310
(New Foundations Charter School Project)
6.625% 12/15/41	1,000,000	1,135,670

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Philadelphia Authority for Industrial Development Revenue
(Performing Arts Charter School Project) 144A
6.75% 6/15/43 #	2,550,000	$2,738,012
(Tacony Academy Charter School Project)
Series A-1 6.75% 6/15/33	1,020,000	1,143,726
Series A-1 7.00% 6/15/43	1,535,000	1,733,522
(Temple University Second Series) 5.00% 4/1/36	1,145,000	1,314,323
(Thomas Jefferson University) Series A 5.00% 9/1/47	2,500,000	2,837,625
State Public School Building Authority
(Montgomery County Community College)
5.00% 5/1/28	2,000,000	2,360,080

		90,831,940

Electric Revenue Bond – 0.62%
Philadelphia Gas Works Revenue
(1998 General Ordinance Fifteenth Series) 5.00% 8/1/47	2,500,000	2,875,150

		2,875,150

Healthcare Revenue Bonds – 24.67%
Allegheny County Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) Series A
5.50% 8/15/34	3,980,000	4,280,848
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3
5.50% 11/1/31	10,000,000	10,868,400
Butler County Hospital Authority Revenue
(Butler Health System Project) Series A 5.00% 7/1/39	1,625,000	1,777,847
Central Bradford Progress Authority
(Guthrie Healthcare System) 5.375% 12/1/41	1,000,000	1,123,790
Chester County Health & Education Facilities Authority Revenue
(Simpson Senior Services Project)
Series A 5.00% 12/1/35	775,000	791,221
Series A 5.25% 12/1/45	1,360,000	1,387,254
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Social Ministries Project)
5.00% 1/1/38	2,000,000	2,174,940
Unrefunded 6.375% 1/1/39	495,000	528,566
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) Unrefunded
6.00% 6/1/36	795,000	860,150
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42	4,980,000	5,410,421

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Geisinger Authority Health System Revenue
(Geisinger Health System)
Series A-1 5.00% 2/15/45	5,000,000	$5,764,500
Series A-1 5.125% 6/1/41	4,000,000	4,343,560
Indiana County Hospital Authority Revenue
(Indiana Regional Medical Center) Series A
6.00% 6/1/39	1,625,000	1,781,000
Lancaster County Hospital Authority Revenue
(Brethren Village Project)
5.25% 7/1/35	250,000	266,495
5.25% 7/1/41	1,000,000	1,105,030
5.50% 7/1/45	1,000,000	1,071,470
(Landis Homes Retirement Community Project) Series A
5.00% 7/1/45	2,000,000	2,140,200
(Masonic Villages Project)
5.00% 11/1/35	3,000,000	3,392,360
5.00% 11/1/36	510,000	579,620
5.00% 11/1/37	250,000	283,438
(St. Anne’s Retirement Community Project)
5.00% 4/1/27	1,425,000	1,487,885
5.00% 4/1/33	1,830,000	1,881,935
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,036,700
5.25% 7/1/42	1,500,000	1,552,230
Monroe County Hospital Authority Revenue
(Pocono Medical Center)
5.00% 7/1/36	1,710,000	1,933,890
5.00% 7/1/41	1,000,000	1,120,350
Monroeville Finance Authority
5.00% 2/15/25	1,000,000	1,233,420
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital Obligated Group) Series A
5.00% 6/1/31	4,000,000	4,428,080
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities Obligated Group)
5.00% 11/15/27	1,250,000	1,383,338
5.00% 11/15/28	1,600,000	1,762,192
5.00% 11/15/29	680,000	745,464

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Montgomery County Industrial Development Authority Revenue
(Albert Einstein Healthcare Network) Series A
5.25% 1/15/45	5,000,000	$5,395,400
(Foulkeways at Gwynedd Project) 5.00% 12/1/46	1,500,000	1,614,330
(Whitemarsh Continuing Care Retirement Community Project) 5.375% 1/1/50	4,000,000	4,072,440
Moon Industrial Development Authority Revenue
(Baptist Homes Society) 6.125% 7/1/50	4,000,000	4,384,720
Northampton County Industrial Development Authority
(Morningstar Senior Living Project)
5.00% 7/1/27	1,400,000	1,468,124
5.00% 7/1/32	1,275,000	1,314,627
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A
5.00% 7/1/43	1,265,000	1,395,143
Pennsylvania Higher Educational Facilities Authority Revenue
(Thomas Jefferson University)
5.00% 3/1/24	1,115,000	1,300,380
Series A 5.25% 9/1/50	2,500,000	2,814,475
(University of Pennsylvania Health System)
5.00% 8/15/40	2,000,000	2,291,860
Philadelphia Authority for Industrial Development Revenue
(Children’s Hospital of Philadelphia Project)
5.00% 7/1/34	6,000,000	7,173,180
(Wesley Enhanced Living Obligated Group) Series A
5.00% 7/1/49	2,500,000	2,604,350
Pocono Mountains Industrial Park Authority Revenue
(St. Luke’s Hospital - Monroe Project) Series A
5.00% 8/15/40	4,995,000	5,479,415
St. Mary Hospital Authority Health System Revenue
(Catholic Health East) 6.25% 11/15/34	4,720,000	5,075,227

		114,880,265

Housing Revenue Bonds – 1.77%
Bucks County Industrial Development Authority Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project)
Series A 5.40% 3/1/22 (AMT)	715,000	715,994
Series A 5.50% 3/1/41 (AMT)	5,340,000	5,344,165

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
Philadelphia Authority for Industrial Development Revenue
(The Presby Homes Germantown Project) Series A
5.625% 7/1/35 (HUD)	2,205,000	$2,207,911

		8,268,070

Lease Revenue Bonds – 3.60%
Allegheny County Industrial Development Authority Revenue
(Residential Resource Project)
5.10% 9/1/26	1,335,000	1,336,469
5.125% 9/1/31	560,000	560,442
Pennsylvania Commonwealth Financing Authority Revenue
Series B 5.00% 6/1/31 (AGC)	10,000,000	10,588,200
Philadelphia Municipal Authority Revenue
(Juvenile Justice Services Center)
5.00% 4/1/37	1,250,000	1,424,438
5.00% 4/1/38	1,000,000	1,140,430
5.00% 4/1/39	1,500,000	1,702,725

		16,752,704

Local General Obligation Bonds – 8.03%
Allegheny County
Series C-69 5.00% 12/1/28	1,000,000	1,167,230
Series C-70 5.00% 12/1/33	2,205,000	2,508,077
Bucks County
4.00% 5/1/29	1,650,000	1,859,121
Chester County
5.00% 7/15/29	1,000,000	1,235,660
5.00% 11/15/32	5,725,000	6,614,837
5.00% 11/15/33	2,625,000	3,026,021
Series A 4.00% 7/15/29	750,000	860,370
City of Philadelphia
5.00% 8/1/41	1,260,000	1,439,878
Series A 5.00% 8/1/37	1,750,000	2,007,793
Series A 5.25% 7/15/29	2,500,000	2,901,375
City of Pittsburgh
Series B 5.00% 9/1/26	3,000,000	3,492,420
Fox Chapel Area School District
5.00% 8/1/25	1,000,000	1,168,610
Montgomery County
Series A 4.00% 4/1/27	2,635,000	2,973,729
Philadelphia School District
Series F 5.00% 9/1/36	2,000,000	2,229,900
Series F 5.00% 9/1/37	1,500,000	1,668,750

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Philadelphia School District
Series F 5.00% 9/1/38	2,000,000	$2,220,120

		37,373,891

Pre-Refunded/Escrowed to Maturity Bonds – 18.71%
Butler County Hospital Authority Revenue
(Butler Health System Project) Series B
7.25% 7/1/39-19§	8,000,000	8,898,160
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28-18§	1,150,000	1,191,515
6.00% 12/1/37-18§	1,000,000	1,038,890
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Social Ministries Project)
6.375% 1/1/39-19§	4,505,000	4,833,595
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) 6.00% 6/1/36-19§	4,205,000	4,578,530
Guam Government Limited Obligation Revenue
(Section 30)
Series A 5.625% 12/1/29-19§	90,000	99,445
Series A 5.75% 12/1/34-19§	3,050,000	3,378,577
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30-20§	2,650,000	2,979,845
Lehigh County General Purpose Authority Revenue
(Muhlenberg College Project)
5.25% 2/1/34-19§	1,000,000	1,062,310
5.25% 2/1/39-19§	2,750,000	2,921,353
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32-22§	1,150,000	1,340,325
Series A 5.00% 1/1/41-22§	1,500,000	1,748,250
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital Obligated Group) Series A
5.125% 6/1/33-19§	1,500,000	1,609,680
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities)
Series A-1 6.25% 11/15/29-19§	700,000	780,976
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project)
5.375% 8/1/38-20 (FHA)§	995,000	1,121,295

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A
6.25% 10/15/23-19§	4,475,000	$4,882,762
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Edinboro University Foundation Student Housing Project)
6.00% 7/1/42-18§	1,400,000	1,460,802
6.00% 7/1/43-20§	1,000,000	1,138,110
(University of the Arts) 5.20% 3/15/25 (AGC)	4,490,000	5,304,082
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)
5.00% 9/1/29-20§	1,000,000	1,118,770
Series A 5.00% 9/1/29-21§	1,000,000	1,137,630
(University of Pennsylvania Health System)
Series A 5.00% 8/15/24-21§	4,850,000	5,592,390
Series A 5.25% 8/15/26-21§	3,910,000	4,546,313
Series A 5.75% 8/15/23-21§	2,500,000	2,955,150
Pennsylvania Industrial Development Authority Revenue
(Economic Development)
5.50% 7/1/23-18§	615,000	639,213
Unrefunded 5.50% 7/1/23-18§	4,385,000	4,557,637
Philadelphia Authority for Industrial Development Revenue
(MaST Charter School Project) 6.00% 8/1/35-20§	1,610,000	1,841,228
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center) 6.65% 12/1/19	5,690,000	6,082,041
Philadelphia Municipal Authority Revenue
6.50% 4/1/39-19§	4,000,000	4,354,000
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health System Project) 5.50% 7/1/29-20§	3,500,000	3,939,915

		87,132,789

Resource Recovery Revenue Bonds – 0.90%
Delaware County Industrial Development Authority
(Covanta Project) Series A 5.00% 7/1/43	2,155,000	2,173,468
Pennsylvania Economic Development Financing Authority
(Colver Project) Series F
4.625% 12/1/18 (AMBAC) (AMT)	2,000,000	2,012,840

		4,186,308

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds – 2.56%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	2,500,000	$2,627,050
(City Center Refunding Project) 144A 5.00% 5/1/42 #	2,500,000	2,696,575
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,000,000	2,342,160
Sports & Exhibition Authority of Pittsburgh & Allegheny County
5.00% 2/1/35 (AGM)	3,000,000	3,271,680
Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger) Series A 5.45% 7/1/35	1,000,000	1,000,240

		11,937,705

Transportation Revenue Bonds – 9.62%
Delaware River Joint Toll Bridge Commission
(Pennsylvania - New Jersey) 5.00% 7/1/47	5,000,000	5,808,250
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	3,873,205
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,485,150
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/22	2,550,000	2,994,567
Series A 5.00% 12/1/23	2,450,000	2,930,739
Series C 5.00% 12/1/44	5,000,000	5,688,900
Series E 5.00% 12/1/29	5,000,000	5,688,650
Series E 5.00% 12/1/30	2,000,000	2,252,580
Philadelphia Airport Revenue
Series A 5.375% 6/15/29 (AGC)	4,030,000	4,044,830
Port Authority of Allegheny County
5.75% 3/1/29	5,200,000	6,012,552

		44,779,423

Water & Sewer Revenue Bonds – 4.34%
Allegheny County Sanitary Authority
5.00% 12/1/28 (BAM)	2,345,000	2,796,037
Bucks County Water & Sewer Authority
Series A 5.00% 12/1/37 (AGM)	780,000	891,306
Series A 5.00% 12/1/40 (AGM)	1,000,000	1,137,780
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32	2,000,000	2,260,320
5.00% 11/1/41	2,000,000	2,313,220
Guam Government Waterworks Authority
5.00% 1/1/46	1,450,000	1,564,767

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Philadelphia Water & Wastewater Revenue
5.00% 11/1/28	4,500,000	$5,215,320
Series A 5.00% 7/1/45	2,500,000	2,848,150
Series A 5.25% 10/1/52	1,000,000	1,183,940

		20,210,840

Total Municipal Bonds (cost $429,217,665)		460,571,908

Short-Term Investment – 0.04%

Variable Rate Demand Notes – 0.04%¤
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Children’s Hospital of Philadelphia Project) Series A
0.79% 2/15/21 (SPA - Wells Fargo Bank N.A.)	200,000	200,000

Total Short-Term Investment (cost $200,000)		200,000

Total Value of Securities – 98.95% (cost $429,417,665)		$460,771,908

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2017, the aggregate value of Rule 144A securities was $5,434,587, which represents 1.17% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2017.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

FHA – Federal Housing Administration

HUD – Housing and Urban Development Section 8

N.A. – National Association

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
August 31, 2017

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value[1]	$78,448,198	$97,229,229	$197,922,903
Short-term investments, at value[2]	100,000	1,000,000	1,317,160
Cash	323,319	928,207	—
Interest receivable	760,588	1,197,421	2,298,529
Receivable for fund shares sold	—	270,987	259,841

Total assets	79,632,105	100,625,844	201,798,433

Liabilities:
Cash due to custodian	—	—	58,733
Payable for fund shares redeemed	366,030	80,818	79,887
Distribution payable	61,342	76,084	162,243
Payable for securities purchased	—	1,621,092	—
Investment management fees payable to affiliates	24,302	30,933	75,211
Other accrued expenses	20,520	26,172	46,979
Distribution fees payable to affiliates	18,710	25,350	48,464
Audit and tax fees payable	4,584	4,584	4,584
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,336	1,642	3,363
Trustees’ fees and expenses payable	452	551	1,135
Accounting and administration expenses payable to affiliates	311	382	783
Legal fees payable to affiliates	151	191	160
Reports and statements to shareholders payable to affiliates	63	79	383

Total liabilities	497,801	1,867,878	481,925

Total Net Assets	$79,134,304	$98,757,966	$201,316,508

Net Assets Consist of:
Paid-in capital	$75,458,619	$92,223,016	$192,938,295
Undistributed net investment income	19,968	18,763	352,558
Accumulated net realized loss on investments	(867,950)	(356,203)	(4,003,916)
Net unrealized appreciation of investments	4,523,667	6,872,390	12,029,571

Total Net Assets	$79,134,304	$98,757,966	$201,316,508

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Net Asset Value
Class A:
Net assets	$66,838,638	$54,076,238	$165,553,927
Shares of beneficial interest outstanding, unlimited authorization, no par	5,823,859	4,410,923	14,673,365
Net asset value per share	$11.48	$12.26	$11.28
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.02	$12.84	$11.81

Class C:
Net assets	$5,215,108	$16,473,016	$15,974,982
Shares of beneficial interest outstanding, unlimited authorization, no par	453,208	1,341,322	1,412,021
Net asset value per share	$11.51	$12.28	$11.31

Institutional Class:
Net assets	$7,080,558	$28,208,712	$19,787,599
Shares of beneficial interest outstanding, unlimited authorization, no par	616,921	2,300,919	1,753,854
Net asset value per share	$11.48	$12.26	$11.28

[1]Investments, at cost	$73,924,531	$90,356,839	$185,893,332

[2]Short-term investments, at cost	100,000	1,000,000	1,317,160

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value[1]	$107,576,415	$88,730,130	$460,571,908
Short-term investments, at value[2]	989,174	450,000	200,000
Cash	26,273	—	54,536
Interest receivable	1,558,946	944,607	5,965,619
Receivable for fund shares sold	60,649	14,181	266,520

Total assets	110,211,457	90,138,918	467,058,583

Liabilities:
Cash due to custodian	—	21,931	—
Payable for securities purchased	588,205	—	—
Distribution payable	70,459	66,157	392,989
Payable for fund shares redeemed	66,375	64,697	564,064
Investment management fees payable to affiliates	39,727	19,716	196,880
Distribution fees payable to affiliates	39,258	23,167	110,277
Other accrued expenses	27,396	23,830	104,168
Audit and tax fees payable	4,584	4,584	4,584
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,824	1,509	7,813
Trustees’ fees and expenses payable	613	512	2,648
Accounting and administration expenses payable to affiliates	425	351	1,818
Legal fees payable to affiliates	211	72	895
Reports and statements to shareholders payable to affiliates	87	171	372

Total liabilities	839,164	226,697	1,386,508

Total Net Assets	$109,372,293	$89,912,221	$465,672,075

Net Assets Consist of:
Paid-in capital	$109,013,178	$85,869,369	$434,633,041
Distributions in excess of net investment income	(16,644)	(650)	(108,966)
Accumulated net realized loss on investments	(4,893,209)	(706,542)	(206,243)
Net unrealized appreciation of investments	5,268,968	4,750,044	31,354,243

Total Net Assets	$109,372,293	$89,912,221	$465,672,075

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Net Asset Value
Class A:
Net assets	$67,907,168	$40,647,468	$399,000,837
Shares of beneficial interest outstanding, unlimited authorization, no par	5,910,693	3,499,012	49,016,238
Net asset value per share	$11.49	$11.62	$8.14
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.03	$12.17	$8.52

Class C:
Net assets	$29,375,057	$17,072,803	$33,298,205
Shares of beneficial interest outstanding, unlimited authorization, no par	2,558,736	1,473,360	4,089,191
Net asset value per share	$11.48	$11.59	$8.14

Institutional Class:
Net assets	$12,090,068	$32,191,950	$33,373,033
Shares of beneficial interest outstanding, unlimited authorization, no par	1,052,113	2,772,489	4,102,645
Net asset value per share	$11.49	$11.61	$8.13

[1]Investments, at cost	$102,307,447	$83,980,086	$429,217,665

[2]Short-term investments, at cost	989,174	450,000	200,000

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Year ended August 31, 2017

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund

Investment Income:
Interest	$3,299,467	$3,948,298	$8,593,474

Expenses:
Management fees	403,328	519,368	1,101,028
Distribution expenses – Class A	172,926	141,892	421,433
Distribution expenses – Class C	60,708	171,678	159,820
Dividend disbursing and transfer agent fees and expenses	44,912	60,297	121,143
Audit and tax fees	44,017	42,867	43,593
Accounting and administration expenses	27,627	31,492	62,229
Registration fees	17,899	11,980	11,865
Reports and statements to shareholders expenses	14,902	14,965	26,277
Legal fees	8,940	9,627	20,923
Trustees’ fees and expenses	3,913	4,551	9,711
Custodian fees	3,508	4,528	9,840
Other	13,971	16,195	21,433

	816,651	1,029,440	2,009,295
Less expenses waived	(105,899)	(176,717)	(246,186)
Less expenses paid indirectly	(884)	(629)	(136)

Total operating expenses	709,868	852,094	1,762,973

Net Investment Income	2,589,599	3,096,204	6,830,501

Net Realized and Unrealized Gain (Loss):
Net realized gain	379,223	1,329,284	1,027,304
Net change in unrealized appreciation (depreciation) of investments	(2,986,610)	(3,898,022)	(7,785,591)

Net Realized and Unrealized Loss	(2,607,387)	(2,568,738)	(6,758,287)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(17,788)	$527,466	$72,214

See accompanying notes, which are an integral part of the financial statements.

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

Investment Income:
Interest	$4,153,268	$3,499,147	$20,735,291

Expenses:
Management fees	587,488	501,546	2,596,278
Distribution expenses – Class A	169,366	115,865	990,352
Distribution expenses – Class C	295,478	186,051	346,550
Dividend disbursing and transfer agent fees and expenses	65,024	67,771	312,073
Audit and tax fees	44,062	43,879	42,806
Accounting and administration expenses	35,143	30,634	141,093
Reports and statements to shareholders expenses	19,500	14,748	55,657
Registration fees	11,140	20,623	20,660
Legal fees	11,098	8,937	47,394
Trustees’ fees and expenses	5,164	4,419	22,943
Custodian fees	4,949	3,986	20,676
Other	14,421	20,040	34,096

	1,262,833	1,018,499	4,630,578
Less expenses waived	(146,084)	(214,259)	(268,981)
Less expenses paid indirectly	(80)	(505)	(1,775)

Total operating expenses	1,116,669	803,735	4,359,822

Net Investment Income	3,036,599	2,695,412	16,375,469

Net Realized and Unrealized Gain (Loss):
Net realized gain	147,991	704,914	1,944,064
Net change in unrealized appreciation (depreciation) of investments	(2,998,287)	(3,669,487)	(17,162,875)

Net Realized and Unrealized Loss	(2,850,296)	(2,964,573)	(15,218,811)

Net Increase (Decrease) in Net Assets Resulting from Operations	$186,303	$(269,161)	$1,156,658

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/17	8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,589,599	$2,700,304
Net realized gain	379,223	420,673
Net change in unrealized appreciation (depreciation)	(2,986,610)	2,487,555

Net increase (decrease) in net assets resulting from operations	(17,788)	5,608,532

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,238,019)	(2,473,239)
Class C	(151,025)	(166,847)
Institutional Class	(189,980)	(49,420)

	(2,579,024)	(2,689,506)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,104,481	4,011,173
Class C	375,483	345,976
Institutional Class	6,254,164	2,938,597

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,713,625	1,888,780
Class C	131,071	145,139
Institutional Class	122,627	32,075

	12,701,451	9,361,740

	Year ended
	8/31/17	8/31/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(11,210,912)	$(11,077,691)
Class C	(1,895,123)	(654,598)
Institutional Class	(2,881,200)	(108,022)

	(15,987,235)	(11,840,311)

Decrease in net assets derived from capital share transactions	(3,285,784)	(2,478,571)

Net Increase (Decrease) in Net Assets	(5,882,596)	440,455

Net Assets:
Beginning of year	85,016,900	84,576,445

End of year	$79,134,304	$85,016,900

Undistributed net investment income	$19,968	$19,968

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/17	8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,096,204	$3,108,620
Net realized gain	1,329,284	290,239
Net change in unrealized appreciation (depreciation)	(3,898,022)	3,374,665

Net increase in net assets resulting from operations	527,466	6,773,524

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,911,923)	(2,158,403)
Class C	(449,450)	(468,811)
Institutional Class	(740,915)	(477,490)

	(3,102,288)	(3,104,704)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,625,825	8,680,626
Class C	2,019,263	3,529,652
Institutional Class	22,253,751	8,131,495

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,691,220	1,884,754
Class C	372,126	394,763
Institutional Class	474,246	412,161

	31,436,431	23,033,451

	Year ended
	8/31/17	8/31/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(13,693,334)	$(10,305,221)
Class C	(4,192,525)	(1,641,307)
Institutional Class	(11,739,212)	(1,944,874)

	(29,625,071)	(13,891,402)

Increase in net assets derived from capital share transactions	1,811,360	9,142,049

Net Increase (Decrease) in Net Assets	(763,462)	12,810,869

Net Assets:
Beginning of year	99,521,428	86,710,559

End of year	$98,757,966	$99,521,428

Undistributed net investment income	$18,763	$18,763

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/17	8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,830,501	$6,893,577
Net realized gain	1,027,304	528,372
Net change in unrealized appreciation (depreciation)	(7,785,591)	6,666,063

Net increase in net assets resulting from operations	72,214	14,088,012

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,874,195)	(6,236,889)
Class C	(437,092)	(379,133)
Institutional Class	(583,320)	(276,019)

	(6,894,607)	(6,892,041)

Capital Share Transactions:
Proceeds from shares sold:
Class A	11,066,431	11,529,596
Class C	1,981,732	4,702,073
Institutional Class	10,757,917	7,516,116

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,009,118	5,182,624
Class C	403,660	347,208
Institutional Class	513,776	235,094

	29,732,634	29,512,711

	Year ended
	8/31/17	8/31/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(27,295,950)	$(14,471,248)
Class C	(2,336,234)	(1,273,145)
Institutional Class	(3,397,468)	(900,667)

	(33,029,652)	(16,645,060)

Increase (decrease) in net assets derived from capital share transactions	(3,297,018)	12,867,651

Net Increase (Decrease) in Net Assets	(10,119,411)	20,063,622

Net Assets:
Beginning of year	211,435,919	191,372,297

End of year	$201,316,508	$211,435,919

Undistributed net investment income	$352,558	$352,558

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/17	8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,036,599	$3,136,746
Net realized gain	147,991	167,308
Net change in unrealized appreciation (depreciation)	(2,998,287)	2,434,114

Net increase in net assets resulting from operations	186,303	5,738,168

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,056,914)	(2,285,847)
Class C	(675,436)	(689,437)
Institutional Class	(312,269)	(163,050)

	(3,044,619)	(3,138,334)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,130,467	5,410,995
Class C	4,827,778	5,352,008
Institutional Class	5,875,252	8,283,960

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,786,007	2,001,538
Class C	635,053	646,807
Institutional Class	287,267	144,382

	21,541,824	21,839,690

	Year ended
	8/31/17	8/31/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(10,487,311)	$(14,060,215)
Class C	(6,112,419)	(4,428,972)
Institutional Class	(4,099,476)	(870,663)

	(20,699,206)	(19,359,850)

Increase in net assets derived from capital share transactions	842,618	2,479,840

Net Increase (Decrease) in Net Assets	(2,015,698)	5,079,674

Net Assets:
Beginning of year	111,387,991	106,308,317

End of year	$109,372,293	$111,387,991

Distributions in excess of net investment income	$(16,644)	$(6,473)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/17	8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,695,412	$2,643,157
Net realized gain	704,914	97,924
Net change in unrealized appreciation (depreciation)	(3,669,487)	3,712,411

Net increase (decrease) in net assets resulting from operations	(269,161)	6,453,492

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,433,902)	(1,663,187)
Class C	(436,795)	(439,881)
Institutional Class	(879,292)	(517,796)

	(2,749,989)	(2,620,864)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,718,080	9,705,693
Class C	1,645,311	4,353,400
Institutional Class	18,813,396	8,210,978

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,299,997	1,521,647
Class C	326,960	332,476
Institutional Class	775,993	464,924

	27,579,737	24,589,118

	Year ended
	8/31/17	8/31/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(18,909,422)	$(9,867,243)
Class C	(5,120,573)	(2,429,486)
Institutional Class	(6,864,314)	(2,078,723)

	(30,894,309)	(14,375,452)

Increase (decrease) in net assets derived from capital share transactions	(3,314,572)	10,213,666

Net Increase (Decrease) in Net Assets	(6,333,722)	14,046,294

Net Assets:
Beginning of year	96,245,943	82,199,649

End of year	$89,912,221	$96,245,943

Distributions in excess of net investment income	$(650)	$(650)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year ended
	8/31/17	8/31/16

Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,375,469	$17,014,240
Net realized gain	1,944,064	865,820
Net change in unrealized appreciation (depreciation)	(17,162,875)	13,403,506

Net increase in net assets resulting from operations	1,156,658	31,283,566

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(14,365,845)	(15,327,049)
Class C	(953,417)	(919,840)
Institutional Class	(1,056,207)	(749,637)

	(16,375,469)	(16,996,526)

Capital Share Transactions:
Proceeds from shares sold:
Class A	24,022,727	23,362,520
Class C	4,234,154	5,644,527
Institutional Class	19,470,435	10,837,456

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,019,460	12,797,450
Class C	882,040	855,469
Institutional Class	921,495	676,756

	61,550,311	54,174,178

	Year ended
	8/31/17	8/31/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(63,127,978)	$(51,422,585)
Class C	(6,923,286)	(4,051,162)
Institutional Class	(12,573,989)	(2,465,132)

	(82,625,253)	(57,938,879)

Decrease in net assets derived from capital share transactions	(21,074,942)	(3,764,701)

Net Increase (Decrease) in Net Assets	(36,293,753)	10,522,339

Net Assets:
Beginning of year	501,965,828	491,443,489

End of year	$465,672,075	$501,965,828

Distributions in excess of net investment income	$(108,966)	$(108,966)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$11.83	$11.44	$11.45	$10.69	$12.01

0.37	0.38	0.38	0.43	0.45
(0.35)	0.39	(0.01)	0.79	(1.20)

0.02	0.77	0.37	1.22	(0.75)

(0.37)	(0.38)	(0.38)	(0.43)	(0.45)
—	—	—	(0.03)	(0.12)

(0.37)	(0.38)	(0.38)	(0.46)	(0.57)

$11.48	$11.83	$11.44	$11.45	$10.69

0.24%	6.79%	3.24%	11.56%	(6.62% )

$66,839	$74,556	$77,085	$81,592	$83,896
0.84%	0.84%	0.85%	0.84%	0.84%
0.97%	0.96%	0.97%	0.96%	0.94%
3.25%	3.23%	3.28%	3.86%	3.83%
3.12%	3.11%	3.16%	3.74%	3.73%
9%	14%	12%	11%	18%

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$11.87	$11.47	$11.48	$10.72	$12.04

0.29	0.29	0.29	0.35	0.36
(0.37)	0.40	(0.01)	0.78	(1.20)

(0.08)	0.69	0.28	1.13	(0.84)

(0.28)	(0.29)	(0.29)	(0.34)	(0.36)
—	—	—	(0.03)	(0.12)

(0.28)	(0.29)	(0.29)	(0.37)	(0.48)

$11.51	$11.87	$11.47	$11.48	$10.72

(0.59% )	6.07%	2.47%	10.72%	(7.30% )

$5,215	$6,816	$6,747	$6,238	$6,482
1.59%	1.59%	1.60%	1.59%	1.59%
1.72%	1.71%	1.72%	1.71%	1.69%
2.50%	2.48%	2.54%	3.11%	3.08%
2.37%	2.36%	2.42%	2.99%	2.98%
9%	14%	12%	11%	18%

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Year ended			12/31/13[1] to 8/31/14

8/31/17	8/31/16	8/31/15

$11.84	$11.44	$11.45	$10.77

0.40	0.41	0.41	0.33
(0.36)	0.39	(0.01)	0.67

0.04	0.80	0.40	1.00

(0.40)	(0.40)	(0.41)	(0.32)

(0.40)	(0.40)	(0.41)	(0.32)

$11.48	$11.84	$11.44	$11.45

0.40%	7.14%	3.49%	9.39%

$7,080	$3,645	$744	$219
0.59%	0.59%	0.60%	0.59%
0.72%	0.71%	0.72%	0.71%
3.50%	3.48%	3.54%	4.06%
3.37%	3.36%	3.42%	3.94%
9%	14%	12%	11% [5]

Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$12.60	$12.11	$12.08	$11.11	$12.21

0.41	0.43	0.42	0.43	0.44
(0.34)	0.48	0.03	0.97	(1.10)

0.07	0.91	0.45	1.40	(0.66)

(0.41)	(0.42)	(0.42)	(0.43)	(0.44)

(0.41)	(0.42)	(0.42)	(0.43)	(0.44)

$12.26	$12.60	$12.11	$12.08	$11.11

0.63%	7.67%	3.73%	12.79%	(5.63% )

$54,076	$63,284	$60,550	$73,955	$85,269
0.82%	0.82%	0.83%	0.82%	0.82%
1.01%	1.01%	1.01%	1.00%	0.99%
3.36%	3.43%	3.42%	3.69%	3.62%
3.17%	3.24%	3.24%	3.51%	3.45%
27%	18%	24%	13%	38%

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$12.62	$12.13	$12.10	$11.12	$12.23

0.32	0.33	0.33	0.34	0.35
(0.34)	0.49	0.02	0.98	(1.11)

(0.02)	0.82	0.35	1.32	(0.76)

(0.32)	(0.33)	(0.32)	(0.34)	(0.35)

(0.32)	(0.33)	(0.32)	(0.34)	(0.35)

$12.28	$12.62	$12.13	$12.10	$11.12

(0.12% )	6.86%	2.95%	12.04%	(6.41% )

$16,473	$18,827	$15,853	$15,473	$18,248
1.57%	1.57%	1.58%	1.57%	1.57%
1.76%	1.76%	1.76%	1.75%	1.74%
2.61%	2.68%	2.67%	2.94%	2.87%
2.42%	2.49%	2.49%	2.76%	2.70%
27%	18%	24%	13%	38%

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Year ended			12/31/13[1] to 8/31/14

8/31/17	8/31/16	8/31/15

$12.60	$12.11	$12.08	$11.27

0.44	0.46	0.45	0.32
(0.34)	0.49	0.03	0.81

0.10	0.95	0.48	1.13

(0.44)	(0.46)	(0.45)	(0.32)

(0.44)	(0.46)	(0.45)	(0.32)

$12.26	$12.60	$12.11	$12.08

0.89%	7.94%	3.98%	10.10%

$28,209	$17,410	$10,308	$5,983
0.57%	0.57%	0.58%	0.57%
0.76%	0.76%	0.76%	0.75%
3.61%	3.68%	3.67%	3.89%
3.42%	3.49%	3.49%	3.71%
27%	18%	24%	13% [5]

Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$11.65	$11.24	$11.32	$10.49	$11.64

0.39	0.40	0.40	0.41	0.41
(0.37)	0.41	(0.08)	0.82	(1.15)

0.02	0.81	0.32	1.23	(0.74)

(0.39)	(0.40)	(0.40)	(0.40)	(0.41)

(0.39)	(0.40)	(0.40)	(0.40)	(0.41)

$11.28	$11.65	$11.24	$11.32	$10.49

0.26%	7.33%	2.87%	11.94%	(6.56% )

$165,554	$182,764	$174,078	$183,560	$190,311
0.84%	0.84%	0.85%	0.84%	0.84%
0.96%	0.96%	0.97%	0.97%	0.96%
3.48%	3.50%	3.54%	3.69%	3.60%
3.36%	3.38%	3.42%	3.56%	3.48%
17%	6%	10%	22%	21%

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$11.68	$11.27	$11.35	$10.52	$11.67

0.31	0.32	0.32	0.32	0.33
(0.37)	0.41	(0.08)	0.83	(1.15)

(0.06)	0.73	0.24	1.15	(0.82)

(0.31)	(0.32)	(0.32)	(0.32)	(0.33)

(0.31)	(0.32)	(0.32)	(0.32)	(0.33)

$11.31	$11.68	$11.27	$11.35	$10.52

(0.48% )	6.52%	2.10%	11.09%	(7.23% )

$15,975	$16,461	$12,192	$12,029	$13,788
1.59%	1.59%	1.60%	1.59%	1.59%
1.71%	1.71%	1.72%	1.72%	1.71%
2.73%	2.75%	2.79%	2.94%	2.85%
2.61%	2.63%	2.67%	2.81%	2.73%
17%	6%	10%	22%	21%

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Year ended			12/31/13[1] to 8/31/14

8/31/17	8/31/16	8/31/15

$11.65	$11.24	$11.32	$10.59

0.42	0.43	0.43	0.33
(0.37)	0.41	(0.08)	0.71

0.05	0.84	0.35	1.04

(0.42)	(0.43)	(0.43)	(0.31)

(0.42)	(0.43)	(0.43)	(0.31)

$11.28	$11.65	$11.24	$11.32

0.51%	7.60%	3.13%	9.89%

$19,788	$12,211	$5,102	$3,077
0.59%	0.59%	0.60%	0.59%
0.71%	0.71%	0.72%	0.72%
3.73%	3.75%	3.79%	3.91%
3.61%	3.63%	3.67%	3.78%
17%	6%	10%	22% [5]

Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$11.79	$11.51	$11.56	$10.99	$12.24

0.35	0.36	0.37	0.37	0.42
(0.30)	0.28	(0.06)	0.57	(1.25)

0.05	0.64	0.31	0.94	(0.83)

(0.35)	(0.36)	(0.36)	(0.37)	(0.42)

(0.35)	(0.36)	(0.36)	(0.37)	(0.42)

$11.49	$11.79	$11.51	$11.56	$10.99

0.47%	5.66%	2.76%	8.71%	(6.99% )

$67,907	$70,306	$75,163	$80,600	$87,537
0.86%	0.86%	0.88%	0.88%	0.88%
1.00%	0.99%	1.00%	0.99%	0.97%
3.03%	3.11%	3.17%	3.32%	3.51%
2.89%	2.98%	3.05%	3.21%	3.42%
10%	11%	7%	16%	17%

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$11.78	$11.50	$11.55	$10.98	$12.23

0.26	0.27	0.28	0.29	0.33
(0.30)	0.28	(0.05)	0.57	(1.25)

(0.04)	0.55	0.23	0.86	(0.92)

(0.26)	(0.27)	(0.28)	(0.29)	(0.33)

(0.26)	(0.27)	(0.28)	(0.29)	(0.33)

$11.48	$11.78	$11.50	$11.55	$10.98

(0.29% )	4.88%	1.99%	7.91%	(7.70% )

$29,375	$30,834	$28,557	$31,178	$33,236
1.61%	1.61%	1.63%	1.63%	1.63%
1.75%	1.74%	1.75%	1.74%	1.72%
2.28%	2.36%	2.42%	2.57%	2.76%
2.14%	2.23%	2.30%	2.46%	2.67%
10%	11%	7%	16%	17%

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

			12/31/13[1]
Year ended			to
8/31/17	8/31/16	8/31/15	8/31/14

$11.79	$11.51	$11.57	$11.06

0.37	0.39	0.40	0.29
(0.29)	0.28	(0.07)	0.51

0.08	0.67	0.33	0.80

(0.38)	(0.39)	(0.39)	(0.29)

(0.38)	(0.39)	(0.39)	(0.29)

$11.49	$11.79	$11.51	$11.57

0.71%	5.92%	2.92%	7.31%

$12,090	$10,248	$2,588	$1,080
0.61%	0.61%	0.63%	0.63%
0.75%	0.74%	0.75%	0.74%
3.28%	3.36%	3.42%	3.46%
3.14%	3.23%	3.30%	3.35%
10%	11%	7%	16% [5]

Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$11.98	$11.48	$11.46	$10.57	$11.67

0.35	0.36	0.37	0.37	0.37
(0.35)	0.50	0.02	0.89	(1.07)

—	0.86	0.39	1.26	(0.70)

(0.36)	(0.36)	(0.37)	(0.37)	(0.38)
—	—	—	—	(0.02)

(0.36)	(0.36)	(0.37)	(0.37)	(0.40)

$11.62	$11.98	$11.48	$11.46	$10.57

0.05%	7.57%	3.41%	12.06%	(6.27% )

$40,647	$55,418	$51,708	$52,589	$57,816
0.80%	0.80%	0.83%	0.80%	0.80%
1.03%	1.02%	1.07%	1.06%	1.03%
3.04%	3.06%	3.18%	3.32%	3.23%
2.81%	2.84%	2.94%	3.06%	3.00%
14%	8%	6%	20%	33%

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/17	8/31/16	8/31/15	8/31/14	8/31/13

$11.95	$11.45	$11.44	$10.54	$11.64

0.26	0.27	0.28	0.28	0.29
(0.35)	0.50	0.01	0.90	(1.08)

(0.09)	0.77	0.29	1.18	(0.79)

(0.27)	(0.27)	(0.28)	(0.28)	(0.29)
—	—	—	—	(0.02)

(0.27)	(0.27)	(0.28)	(0.28)	(0.31)

$11.59	$11.95	$11.45	$11.44	$10.54

(0.71% )	6.78%	2.55%	11.35%	(7.00% )

$17,073	$20,899	$17,825	$18,491	$21,152
1.55%	1.55%	1.58%	1.55%	1.55%
1.78%	1.77%	1.82%	1.81%	1.78%
2.29%	2.31%	2.43%	2.57%	2.48%
2.06%	2.09%	2.19%	2.31%	2.25%
14%	8%	6%	20%	33%

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

			12/31/13[1]
Year ended			to
8/31/17	8/31/16	8/31/15	8/31/14

$11.97	$11.47	$11.46	$10.71

0.38	0.39	0.40	0.28
(0.35)	0.50	0.01	0.75

0.03	0.89	0.41	1.03

(0.39)	(0.39)	(0.40)	(0.28)

(0.39)	(0.39)	(0.40)	(0.28)

$11.61	$11.97	$11.47	$11.46

0.29%	7.84%	3.58%	9.69%

$32,192	$19,929	$12,667	$1,769
0.55%	0.55%	0.58%	0.55%
0.78%	0.77%	0.82%	0.80%
3.29%	3.31%	3.43%	3.55%
3.06%	3.09%	3.19%	3.30%
14%	8%	6%	20% [5]

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

				3/1/13
Year ended				to	Year ended
8/31/17	8/31/16	8/31/15	8/31/14	8/31/13[1]	2/28/13

$8.39	$8.15	$8.16	$7.59	$8.41	$8.26

0.28	0.29	0.29	0.29	0.15	0.32
(0.25)	0.24	(0.01)	0.57	(0.81)	0.15

0.03	0.53	0.28	0.86	(0.66)	0.47

(0.28)	(0.29)	(0.29)	(0.29)	(0.15)	(0.32)
—	—	—	—	(0.01)	—

(0.28)	(0.29)	(0.29)	(0.29)	(0.16)	(0.32)

$8.14	$8.39	$8.15	$8.16	$7.59	$8.41

0.48%	6.60%	3.45%	11.58%	(7.94% )	5.73%

$399,001	$439,379	$441,904	$451,301	$453,451	$524,539
0.88%	0.88%	0.89%	0.88%	0.88%	0.88%
0.94%	0.94%	0.95%	0.95%	1.00%	0.98%
3.51%	3.50%	3.51%	3.73%	3.64%	3.77%
3.45%	3.44%	3.45%	3.66%	3.52%	3.67%
15%	14%	13%	7%	5%	20%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

See accompanying notes, which are an integral part of the financial statements.

				3/1/13
Year ended				to	Year ended
8/31/17	8/31/16	8/31/15	8/31/14	8/31/13[1]	2/29/13

$8.39	$8.15	$8.16	$7.59	$8.41	$8.26

0.22	0.23	0.23	0.23	0.12	0.25
(0.25)	0.24	(0.01)	0.57	(0.81)	0.15

(0.03)	0.47	0.22	0.80	(0.69)	0.40

(0.22)	(0.23)	(0.23)	(0.23)	(0.12)	(0.25)
—	—	—	—	(0.01)	—

(0.22)	(0.23)	(0.23)	(0.23)	(0.13)	(0.25)

$8.14	$8.39	$8.15	$8.16	$7.59	$8.41

(0.27% )	5.79%	2.67%	10.74%	(8.29% )	4.93%

$33,298	$36,215	$32,799	$32,096	$32,617	$39,572
1.64%	1.64%	1.65%	1.64%	1.64%	1.64%
1.70%	1.70%	1.71%	1.71%	1.71%	1.69%
2.75%	2.74%	2.75%	2.97%	2.87%	3.01%
2.69%	2.68%	2.69%	2.90%	2.80%	2.96%
15%	14%	13%	7%	5%	20%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material, as reflected in the “Statements of operations”, and had no impact on the ratios disclosed.

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

			12/31/13[1]
Year ended			to
8/31/17	8/31/16	8/31/15	8/31/14

$8.38	$8.14	$8.16	$7.67

0.30	0.31	0.31	0.23
(0.25)	0.24	(0.02)	0.49

0.05	0.55	0.29	0.72

(0.30)	(0.31)	(0.31)	(0.23)

(0.30)	(0.31)	(0.31)	(0.23)

$8.13	$8.38	$8.14	$8.16

0.73%	6.86%	3.57%	9.44%

$33,373	$26,372	$16,740	$3,733
0.64%	0.64%	0.65%	0.64%
0.70%	0.70%	0.71%	0.71%
3.75%	3.74%	3.75%	3.89%
3.69%	3.68%	3.69%	3.82%
15%	14%	13%	7% [5]

Notes to financial statements
Delaware state tax-free funds	August 31, 2017

Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust are each referred to as a Trust, or collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and from personal income taxes in the respective applicable state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV) per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under

Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended Aug. 31, 2017 and for all open tax years (years ended Aug. 31, 2014–Aug. 31, 2016), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Aug. 31, 2017, the Funds did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – Each Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statements of operations” under “Custodian fees” with the corresponding expense offset shown under “Less expenses paid indirectly.”

Notes to financial statements
Delaware state tax-free funds

1. Significant Accounting Policies (continued)

For the year ended Aug. 31, 2017, each Fund earned the following amounts under this agreement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$835	$591	$16	$23	$468	$1,423

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expenses paid indirectly.” For the year ended Aug. 31, 2017, each Fund earned the following amounts under this agreement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$49	$38	$120	$57	$37	$352

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed specified percentages of each Fund’s average daily net assets from Sept. 1, 2016 through Aug. 31, 2017* as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund.

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	0.59%	0.57%	0.59%	0.61%	0.55%	0.64%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2017, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$3,754	$4,393	$9,316	$4,970	$4,244	$21,968

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2017, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$16,121	$18,868	$40,007	$21,345	$18,224	$94,342

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares (except for Delaware Tax-Free Pennsylvania Fund). The Board for Delaware Tax-Free Pennsylvania Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on

Notes to financial statements
Delaware state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Each Fund pays 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2017, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$1,680	$1,978	$3,972	$2,225	$1,818	$9,894

For the year ended Aug. 31, 2017, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$2,655	$2,884	$19,081	$13,039	$9,134	$28,658

For the year ended Aug. 31, 2017, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Class A	$ —	$ —	$19,881	$ —	$ —	$4,886
Class C	49	566	2,532	5,586	2,584	1,865

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Aug. 31, 2017, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Board review such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Aug. 31, 2017, the Funds engaged in securities purchases and securities sales, which resulted in net realized gains (losses) as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$1,700,142	$3,700,366	$ 8,646,916	$—	$1,800,307	$18,403,900
Sales	3,342,594	6,300,934	12,501,472	1,249,733	1,350,305	22,281,620
Net realized gain (loss)	16,361	—	2,908	(9,495)	—	—

*	The aggregate contractual waiver period covering this report is from Dec. 29, 2015 through Dec. 29, 2017.

3. Investments

For the year ended Aug. 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$ 7,340,240	$26,958,326	$33,771,906	$13,718,224	$12,200,284	$69,403,623
Sales	10,062,266	25,445,904	35,895,645	10,849,408	13,776,424	92,211,150

Notes to financial statements
Delaware state tax-free funds

3. Investments (continued)

At Aug. 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Cost of investments	$73,890,966	$91,341,871	$187,210,492	$103,279,022	$84,419,849	$429,417,665

Aggregate unrealized appreciation of investments	$4,882,551	$6,972,544	$12,123,888	$5,467,651	$4,964,751	$31,624,231
Aggregate unrealized depreciation of investments	(225,319)	(85,186)	(94,317)	(181,084)	(204,470)	(269,988)

Net unrealized appreciation of investments	$4,657,232	$6,887,358	$12,029,571	$5,286,567	$4,760,281	$31,354,243

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2017:

Delaware Tax-Free Arizona Fund

Securities	Level 2

Assets:
Municipal Bonds	$78,448,198
Short-Term Investments	100,000

Total Value of Securities	$78,548,198

Delaware Tax-Free California Fund

Securities	Level 2

Assets:
Municipal Bonds	$97,229,229
Short-Term Investments	1,000,000

Total Value of Securities	$98,229,229

	Delaware Tax-Free Colorado Fund

Securities	Level 1	Level 2	Total

Assets:
Municipal Bonds	$—	$197,922,903	$197,922,903
Short-Term Investments[1]	117,160	1,200,000	1,317,160

Total Value of Securities	$117,160	$199,122,903	$199,240,063

	Delaware Tax-Free Idaho Fund

Securities	Level 1	Level 2	Total

Assets:
Municipal Bonds	$—	$107,576,415	$107,576,415
Short-Term Investments	989,174	—	989,174

Total Value of Securities	$989,174	$107,576,415	$108,565,589

Notes to financial statements
Delaware state tax-free funds

3. Investments (continued)

Delaware Tax-Free New York Fund

Securities	Level 2

Assets:
Municipal Bonds	$88,730,130
Short-Term Investments	450,000

Total Value of Securities	$89,180,130

Delaware Tax-Free Pennsylvania Fund

Securities	Level 2

Assets:
Municipal Bonds	$460,571,908
Short-Term Investments	200,000

Total Value of Securities	$460,771,908

[1]	Security type is valued across multiple levels. Level 1 investments represent open-end investment company investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type for the Funds:

Short-Term Investments	Delaware Tax-Free Colorado Fund
Level 1	8.89%
Level 2	91.11%

Total	100.00%

During the year ended Aug. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Aug. 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended Aug. 31, 2017 and 2016 was as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/17
Tax-exempt income	$2,575,526	$3,091,037	$6,839,347	$3,044,565	$2,697,749	$16,370,050
Ordinary income	3,498	11,251	55,260	54	52,240	5,419

Total	$2,579,024	$3,102,288	$6,894,607	$3,044,619	$2,749,989	$16,375,469

Year ended 8/31/16
Tax-exempt income	$2,689,506	$3,104,704	$6,879,093	$3,122,666	$2,616,203	$16,982,129
Ordinary income	—	—	12,948	15,668	4,661	14,397

Total	$2,689,506	$3,104,704	$6,892,041	$3,138,334	$2,620,864	$16,996,526

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2017, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$75,458,619	$92,223,016	$192,938,295	$109,013,178	$85,869,369	$434,633,041
Undistributed tax-exempt income	81,310	94,847	514,801	53,815	65,507	284,023
Distributions payable	(61,342)	(76,084)	(162,243)	(70,459)	(66,157)	(392,989)
Qualified late year loss deferrals	—	(95,991)	—	—	—	—
Capital loss carryforwards	(1,001,515)	(275,180)	(4,003,916)	(4,910,808)	(716,779)	(206,243)
Unrealized appreciation of investments	4,657,232	6,887,358	12,029,571	5,286,567	4,760,281	31,354,243

Net assets	$79,134,304	$98,757,966	$201,316,508	$109,372,293	$89,912,221	$465,672,075

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on certain debt instruments and dividends payable, as applicable.

Notes to financial statements
Delaware state tax-free funds

5. Components of Net Assets on a Tax Basis (continued)

Qualified late year losses represent losses realized on investment transactions from Nov. 1, 2016 through Aug. 31, 2017 that, in accordance with federal income tax regulations, Delaware Tax-Free California Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2017, the Funds recorded the following reclassifications:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Undistributed (distributions in excess of) net investment income	$(10,575)	$6,084	$64,106	$(2,151)	$54,577	$ —
Accumulated net realized loss on investments	10,575	(6,084)	(64,106)	2,151	(54,577)	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2017, the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$381,240	$1,425,272	$1,027,304	$144,155	$706,460	$1,944,064

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

	Pre-enactment capital loss Expiration date	No expiration Post-enactment capital loss character

	2019	Short-term	Long-term	Total
Delaware Tax-Free Arizona Fund	$—	$122,999	$878,516	$1,001,515
Delaware Tax-Free California Fund	275,180	—	—	275,180
Delaware Tax-Free Colorado Fund	—	2,993,345	1,010,571	4,003,916
Delaware Tax-Free Idaho Fund	—	1,833,277	3,077,531	4,910,808
Delaware Tax-Free New York Fund	—	716,779	—	716,779
Delaware Tax-Free Pennsylvania Fund	—	206,243	—	206,243

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund

	Year ended		Year ended		Year ended

	8/31/17	8/31/16	8/31/17	8/31/16	8/31/17	8/31/16
Shares sold:
Class A	359,663	347,660	383,352	701,825	985,610	1,001,554
Class C	33,021	29,485	165,912	285,854	175,888	407,406
Institutional Class	551,220	249,462	1,850,334	654,251	966,015	651,517
Shares issued upon reinvestment of dividends and distributions:
Class A	150,218	162,302	139,705	152,419	447,177	452,355
Class C	11,462	12,438	30,683	31,856	35,948	30,196
Institutional Class	10,753	2,739	39,148	33,281	45,871	20,442

	1,116,337	804,086	2,609,134	1,859,486	2,656,509	2,563,470

Shares redeemed:
Class A	(985,974)	(950,823)	(1,135,425)	(830,822)	(2,444,547)	(1,260,169)
Class C	(165,678)	(55,998)	(347,130)	(132,581)	(208,668)	(110,769)
Institutional Class	(253,082)	(9,278)	(970,674)	(156,704)	(306,096)	(77,983)

	(1,404,734)	(1,016,099)	(2,453,229)	(1,120,107)	(2,959,311)	(1,448,921)

Net increase (decrease)	(288,397)	(212,013)	155,905	739,379	(302,802)	1,114,549

Notes to financial statements
Delaware state tax-free funds

6. Capital Shares (continued)

	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund		Delaware Tax-Free Pennsylvania Fund

	Year ended		Year ended		Year ended

	8/31/17	8/31/16	8/31/17	8/31/16	8/31/17	8/31/16
Shares sold:
Class A	712,236	462,923	408,454	830,105	2,984,986	2,827,355
Class C	421,970	458,084	143,125	371,880	520,671	681,608
Institutional Class	514,605	705,902	1,640,607	696,843	2,422,421	1,308,734
Shares issued upon reinvestment of dividends and distributions:
Class A	156,594	171,664	112,866	129,600	1,487,678	1,549,879
Class C	55,720	55,505	28,463	28,374	109,128	103,563
Institutional Class	25,155	12,323	67,421	39,546	114,073	81,862

	1,886,280	1,866,401	2,400,936	2,096,348	7,638,957	6,553,001

Shares redeemed:
Class A	(921,199)	(1,204,089)	(1,648,934)	(838,385)	(7,851,159)	(6,233,023)
Class C	(536,178)	(380,117)	(447,347)	(208,022)	(857,681)	(493,096)
Institutional Class	(356,651)	(74,106)	(600,075)	(175,950)	(1,580,938)	(299,835)

	(1,814,028)	(1,658,312)	(2,696,356)	(1,222,357)	(10,289,778)	(7,025,954)

Net increase (decrease)	72,252	208,089	(295,420)	873,991	(2,650,821)	(472,953)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Aug. 31, 2017 and 2016, the Funds had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the tables on the previous pages and the “Statements of changes in net assets.”

			Year ended
			8/31/17

	Exchange Redemptions		Exchange Subscriptions

	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free Arizona Fund	352,645	8,623	8,661	353,311	$4,090,914
Delaware Tax-Free California Fund	207,994	—	—	208,391	2,491,064
Delaware Tax-Free Colorado Fund	231,508	4,796	—	236,773	2,621,378
Delaware Tax-Free Idaho Fund	41,681	2,629	—	44,359	504,209
Delaware Tax-Free New York Fund	434,101	—	—	434,952	4,952,348
Delaware Tax-Free Pennsylvania Fund	700,054	64,109	2,538	763,686	6,134,831

		Year ended 8/31/16
	Exchange Redemptions	Exchange Subscriptions
		Institutional
	Class A	Class
	Shares	Shares	Value
Delaware Tax-Free Arizona Fund	130,733	130,972	$1,545,475
Delaware Tax-Free California Fund	37,724	37,791	474,797
Delaware Tax-Free Colorado Fund	6,827	6,832	79,602
Delaware Tax-Free New York Fund	5,845	5,851	69,844
Delaware Tax-Free Pennsylvania Fund	61,178	61,330	510,027

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, each Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Funds had no amounts outstanding as of Aug. 31, 2017, or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states or US territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure

Notes to financial statements
Delaware state tax-free funds

8. Geographic, Credit, and Market Risks (continued)

repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

At Aug. 31, 2017, the percentages of each Fund’s net assets insured by bond insurers are listed on the next page and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
American Capital Access	1.27%	—	—	—	—	—
Assured Guaranty Corporation	—	—	—	4.03%	—	4.28%
Assured Guaranty Municipal Corporation	3.53%	0.95%	3.82%	9.25%	0.62%	1.14%
AMBAC Assurance Corporation	1.24%	—	—	—	—	0.43%
Build America Mutual Assurance	—	—	1.18%	—	—	0.60%
National Public Finance Guarantee Corporation	—	1.44%	—	—	0.85%	—
Syncora Guarantee Inc.	—	—	2.11%	—	—	—

	6.04%	2.39%	7.11%	13.28%	1.47%	6.45%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by the Funds have been identified on the “Schedules of investments.”

Notes to financial statements

Delaware state tax-free funds

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

11. Subsequent Events

Effective Sept. 1, 2017, each Fund entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis.

Management has determined that no other material events or transactions occurred subsequent to Aug. 31, 2017, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and the Shareholders of the Funds, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2017

Other Fund information (Unaudited)

Delaware state tax-free funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2017, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Arizona Fund	0.14%	99.86%	100.00%
Delaware Tax-Free California Fund	0.36%	99.64%	100.00%
Delaware Tax-Free Colorado Fund	0.80%	99.20%	100.00%
Delaware Tax-Free Idaho Fund	—	100.00%	100.00%
Delaware Tax-Free New York Fund	1.90%	98.10%	100.00%
Delaware Tax-Free Pennsylvania Fund	0.03%	99.97%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements

At a meeting held on Aug. 16–17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreements with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the

Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie (“Delaware Funds”) complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative

Other Fund information (Unaudited)
Delaware state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Tax-Free Arizona Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the, 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of the Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the third quartile of its Performance Universe. The Board observed that, when compared to “other states” municipal debt funds, the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports and other information delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware Tax-Free New York Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware Tax-Free Arizona Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2017 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2017 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Colorado Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through Dec. 29, 2017 and various initiatives implemented by Management, such as a negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which

Other Fund information (Unaudited)
Delaware state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 29, 2017 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Tax-Free Pennsylvania Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2017 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standardized fee pricing structure. Although, as of Feb. 28, 2017, the Funds have not reached a size at which they can take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fees were structured so that if the Funds grow, economies of scale may be shared.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	None
(March 2004–Present)

Chief Executive Officer,	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.

Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees —
and Vice President		Okabena Company
and Treasurer		(2009–2014)
(July 1995–January 2003) — 3M Company

David F. Connor has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	62	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Richard Salus has served	62	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

About the organization

Board of trustees
Shawn K. Lytle President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Tax-Free of Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,500 for the fiscal year ended August 31, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,500 for the fiscal year ended August 31, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,727 for the fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,584 for the fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $10,036,000 for the registrant’s fiscal years ended August 31, 2017 and August 31, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

VOYAGEUR MUTUAL FUNDS II

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2017

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 6, 2017